This is filed pursuant to Rule 497(c).

File Nos. 33-07812 and 811-04791.
File Nos. 33-60560 and 811-07618.

AllianceBernstein Municipal Portfolios
(Shares Offered--Exchange Ticker Symbol)
     >  National Portfolio
        (Class A-ALTHX; Class B-ALTBX; Class C-ALNCX;
        Advisor Class-ALTVX)

     >  High Income Municipal Portfolio
        (Class A-ABTHX; Class C-ABTFX; Advisor Class-ABTYX)

     >  California Portfolio
        (Class A-ALCAX; Class B-ALCBX; Class C-ACACX;
        Advisor Class-ALCVX)

     >  Arizona Portfolio
        (Class A-AAZAX; Class B-AAZBX; Class C-AAZCX)

     >  Massachusetts Portfolio
        (Class A-AMAAX; Class B-AMABX; Class C-AMACX)

     >  Michigan Portfolio
        (Class A-AMIAX; Class B-AMIBX; Class C-AMICX)

     >  Minnesota Portfolio
        (Class A-AMNAX; Class B-AMNBX; Class C-AMNCX)

     >  New Jersey Portfolio
        (Class A-ANJAX; Class B-ANJBX; Class C-ANJCX)

     >  New York Portfolio
        (Class A-ALNYX; Class B-ALNBX; Class C-ANYCX;
        Advisor Class-ALNVX)

     >  Ohio Portfolio
        (Class A-AOHAX; Class B-AOHBX; Class C-AOHCX)

     >  Pennsylvania Portfolio
        (Class A-APAAX; Class B-APABX; Class C-APACX)

     >  Virginia Portfolio
        (Class A-AVAAX; Class B-AVABX; Class C-AVACX)

c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature:  Toll Free (800) 227-4618


--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                January 31, 2014

--------------------------------------------------------------------------------

      This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated January 31, 2014, for the National Portfolio, High Income Municipal Portfolio, California Portfolio and New York Portfolio (the "Fund Portfolios") of AllianceBernstein Municipal Income Fund, Inc. (the "Fund") that offers the Class A, Class B (except for the High Income Municipal Portfolio), Class C and Advisor Class shares of the Fund Portfolios, for the Arizona Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the "Fund II Portfolios") of AllianceBernstein Municipal Income Fund II (the "Fund II") that offers the Class A, Class B and Class C shares of the Fund II Portfolios (the Fund and Fund II are together referred to as the "Funds"; each of the Fund Portfolios and the Fund II Portfolios is referred to as a "Portfolio" and together as the "Portfolios") (the "Prospectus"). Financial statements for the Funds for the year ended October 31, 2013, in the case of the Fund Portfolios, and September 30, 2013, in the case of the Fund II Portfolios, are included in the Funds' annual reports to shareholders and are incorporated into this SAI by reference. Copies of the Funds' Prospectus and the Funds' annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.AllianceBernstein.com.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

DESCRIPTION OF THE PORTFOLIOS..................................................2

INVESTMENT RESTRICTIONS.......................................................85

MANAGEMENT OF THE FUNDS.......................................................86

EXPENSES OF THE FUNDS........................................................121

PURCHASE OF SHARES...........................................................130

REDEMPTION AND REPURCHASE OF SHARES..........................................155

SHAREHOLDER SERVICES.........................................................158

NET ASSET VALUE..............................................................162

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................165

PORTFOLIO TRANSACTIONS.......................................................172

GENERAL INFORMATION..........................................................175

FINANCIAL STATEMENTS AND REPORT  OF INDEPENDENT REGISTERED
     PUBLIC ACCOUNTING FIRM..................................................209

APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS................................A-1

APPENDIX B:  STATEMENT OF POLICIES AND  PROCEDURES FOR PROXY VOTING..........B-1

--------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

                         DESCRIPTION OF THE PORTFOLIOS

--------------------------------------------------------------------------------

Introduction to the Portfolios
------------------------------

            Except as otherwise noted, the Portfolios' investment objectives and policies described below and in the Prospectus are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Directors or Board of Trustees of the Funds (each a "Board" and together, the "Boards") with respect to a Portfolio without approval of the shareholders of such Portfolio. However, no Portfolio will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that the Portfolios will achieve their investment objectives.

            Whenever any investment policy or restriction states a percentage of a Portfolio's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

            Each State Portfolio may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if the municipal securities generate interest exempt from federal income tax and personal income tax in the named state. When AllianceBernstein L.P. (the "Adviser") believes that municipal securities of the named state that meet a State Portfolio's quality standards are not available, any State Portfolio may invest up to 20% of its total assets in securities whose interest payments are only federally tax-exempt.

Alternative Minimum Tax
-----------------------

            Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

            In most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which assets of the Portfolio may be invested.

Insurance Feature
-----------------

            The insurance feature is generally described in the Prospectus under "Additional Information about the Portfolios' Risks and Investments--Insured Bonds."

            The Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. Currently, only Assured Guaranty Municipal Corp. ("AGM") is writing policies on newly issued municipal bonds. AGM (formerly, Financial Security Assurance Holdings Ltd.) is an indirect subsidiary of Assured Guaranty Ltd. ("Assured"). Prior to the recent financial crisis, there were several other insurers writing policies on municipal bonds, but the ratings of these insurers have been severely downgraded and, while they are still insuring municipal bonds under policies written prior to the financial crisis, they are no longer writing new policies. These insurers include National Public Finance Guarantee Corporation ("National"), a wholly-owned subsidiary of MBIA Inc. ("MBIA"); Financial Guaranty Insurance Company ("FGIC"); Ambac Assurance Corporation ("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc.; ACA Financial Guaranty Corporation ("ACA"); Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance Company) ("Radian"), a wholly-owned subsidiary of Radian Group, Inc.; Syncora Guarantee Inc. ("Syncora") (formerly XL Capital Assurance, Inc.), a wholly-owned subsidiary of Syncora Holdings Ltd. (formerly Security Capital Assurance Ltd.); CIFG Assurance North America, Inc. (formerly, CDC IXIS Financial Guaranty North America, Inc.) ("CIFG NA"); and Berkshire Hathaway Assurance Corporation ("BHAC"), a wholly owned subsidiary of Berkshire Hathaway Inc. As noted above, most of these insurers have been downgraded and it is possible that additional downgrades may occur. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the municipal bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds.

            It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefore. Moreover, while insurance coverage for the municipal securities held by the Portfolios may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Adviser currently evaluates the risk and return of such securities through its own research.


Risk of Concentration In a Single State
---------------------------------------

            The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal depends upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

            Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not practicable to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "More Information About the Portfolios and Their Investments" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

            The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York, California, Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia, and are based primarily on information from the Annual Information Statement dated June 19, 2013, as updated on November 26, 2013, with respect to New York, the Comprehensive Annual Financial Report dated June 30, 2012 with respect to Arizona, and Official Statements dated September 2013 with respect to Massachusetts, October 2013 with respect to Pennsylvania, and November 2013 with respect to California, Michigan, Minnesota, New Jersey, Ohio and Virginia in connection with the issuance of certain securities, and other documents and sources, and do not purport to be complete. The Funds have not undertaken to verify independently such information and the Funds assume no responsibility for the accuracy of such information. These summaries do not provide information regarding many securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolios invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolios. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK PORTFOLIO
------------------

            The following is based on information obtained from the Annual Information Statement of the State of New York, dated June 19, 2013, and the Update to the Annual Information Statement dated November 26, 2013.

            Debt Reform Act of 2000
            ------------------------

            The Debt Reform Act of 2000 ("Debt Reform Act") implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4% of personal income; (b) a phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

            The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01 and was fully phased in at 4% of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75% of total governmental funds receipts and is gradually increasing until it is fully phased in at 5% in 2013-14.

            The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State, absent a change in law, would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget ("DOB") intends to manage subsequent capital plans and issuance schedules consistent with the limits.

            The State was found to be in compliance with the statutory caps for the most recent calculation period (October 2013).

            Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act throughout the next several years. Available cap room, in regards to debt outstanding, is expected to decline from $3.6 billion in 2012-13 to $560 million in 2015-16. The State is continuing to implement measures to address capital spending priorities and debt financing practices.

            New York is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. As of March 31, 2013, total State-related debt outstanding was $56.1 billion, equal to approximately 5.4% of personal income. New York ranks fifth in debt per capita, behind Connecticut, Massachusetts, Hawaii and New Jersey.

            For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

            The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

            As of March 31, 2013, the total amount of general obligation debt outstanding was $3.5 billion. The Enacted Budget Capital Plan projects that about $338 million in general obligation bonds will be issued in 2013-14.

            Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation ("COPs"), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see "New York Local Government Assistance Corporation," below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

            The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax ("PIT") Revenue Bonds. Based on current assumptions, DOB anticipates that there will be $30.0 billion of State PIT Revenue Bonds outstanding during fiscal year 2013-14.

            New York Local Government Assistance Corporation
            -------------------------------------------------

            In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

            As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

            State Authorities
            ------------------

            The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2012, there were 19 Authorities that had aggregate outstanding debt of $171 billion, only a portion of which constitutes State-supported or State-related debt.

            Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies that may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any Authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other Authorities that had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2013-14 fiscal year.

            Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

            The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

            Fiscal Year 2013
            -----------------

            The state ended FY 2013 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.61 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $93 million in the Community Projects Fund, $21 million in the Contingency Reserve, $77 million reserved for potential retroactive labor settlements, and $113 million in an undesignated fund balance. The FY 2013 closing balance was $177 million less than the FY 2012 closing balance, which largely reflects the use of designated resources to address costs associated with retroactive labor agreements.

            General Fund receipts, including transfers from other funds, totaled $58.8 billion in FY 2013. Total receipts during FY 2013 were $1.9 million (3.3% higher than in the prior fiscal year). Total tax receipts were $1.5 billion higher than the previous fiscal year, mainly due to growth in PIT collections ($1.0 billion) and business tax collections ($493 million). General Fund miscellaneous receipts also increased, largely due to one-time receipts from a settlement between the Department of Financial Services and Standard Chartered Bank.

            General Fund disbursements, including transfers to other funds, totaled $59.0 billion in FY 2013, $2.5 billion (4.4% higher than in the prior fiscal year). This reflects expected growth in various local assistance programs, including education and Medicaid, both of which are subject to an annual cap; increased personal service costs associated with retroactive labor settlements; and increased transfers in support of debt service payments.

            Fiscal Year 2012
            -----------------

            The State ended FY 2012 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.79 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $102 million in the Community Projects Fund, $21 million in the Contingency Reserve, $283 million reserved for potential retroactive labor settlements, and $75 million in an undesignated fund balance. The FY 2012 closing balance was $411 million greater than the FY 2011 closing balance, which largely reflects actions to establish designated resources that can be used to address costs associated with potential retroactive labor agreements, and to build the State's general emergency reserve fund balances. The State made a $100 million deposit to the Tax Stabilization Reserve at the close of FY 2012, the first deposit to the State's "rainy day" reserves since FY 2008.

            General Fund receipts, including transfers from other funds, totaled $56.9 billion in FY 2012. Total receipts during FY 2012 were $2.5 billion (4.5% higher than in the prior fiscal year). Total tax receipts were $3.1 billion higher than the previous fiscal year, mainly due to growth in PIT collections ($2.4 billion) and business tax collections ($481 million). A decrease in the level of excess balances transferred from other funds partly offset the annual increase in tax receipts.

            General Fund disbursements, including transfers to other funds, totaled $56.5 billion in FY 2012, $1.1 billion (2.0%) higher than in the prior fiscal year. Excluding the impact of a $2.1 billion school aid deferral from March 2010 to the statutory deadline of June 2010, annual spending grew by $3.2 billion. Spending growth is largely due to the phase-out of extraordinary Federal aid that temporarily reduced State-share spending in FY 2011. Annual General Fund spending for agency operations in FY 2012 was lower than in FY 2011, consistent with management expectations and continued efforts in managing the workforce and controlling costs.

            Fiscal Year 2011
            -----------------

            The State ended FY 2011 in balance on a cash basis in the General Fund. The General Fund ended FY 2011 with a closing balance of $1.38 billion, consisting of $1.0 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $136 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $13 million in an undesignated fund balance. The closing balance was $928 million lower than FY 2010. This reflected the planned use of a fund balance to pay for expenses deferred from FY 2010 into FY 2011.

            General Fund receipts, including transfers from other funds, totaled $54.4 billion in FY 2011. Total receipts during FY 2011 were $1.9 billion (3.6% higher than in the prior fiscal year). Total tax receipts were $2.5 billion higher, mainly due to the growth in PIT collections, sales taxes, estate taxes, and the real estate transfer tax, resulting from changes to the law as well as the economic recovery. Non-tax revenue was $631 million below the prior year. This was primarily due to the following FY 2010 collections that were not received, or were received in lower amounts, in FY 2011: temporary utility surcharge; Power Authority resources; Energy Research and Development Authority; and fine collections. An increase in the level of excess balances transferred from other funds partly offset the annual decline in miscellaneous receipts.

            General Fund disbursements, including transfers to other funds, totaled $55.4 billion in FY 2011. Disbursements in FY 2011 were $3.2 billion (6.1% higher than in the prior fiscal year). Spending growth was affected by the deferral of a $2.06 billion payment to schools from March 2010 to the statutory deadline of June 2010. Adjusting for this anomaly, spending would have been approximately $950 million below FY 2010 levels.

            Economic Overview
            ------------------

            New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

            The services sector, which includes professional and business services, private education and healthcare, leisure and hospitality services, and other services, is the State's leading economic sector. The services sector accounts for half of all nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

            Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

            The trade, transportation and utilities sector accounts for the second largest component of nonagricultural jobs in New York but is only the fifth largest, when measured by wage share. This sector accounts for less employment and wages for the State than for the nation.

            New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

            Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

            Federal, State and local government together comprise the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

            The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

            In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and was slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the most recent downturn that began in 2008, though New York experienced a historically large wage decline in 2009. The State unemployment rate was higher than the national rate from 1991 to 2000, but the gap between them has since closed, with the State rate below that of the nation from the start of the national recession through the end of 2011. In 2012, the State unemployment rate was 8.5%, compared to 8.1% for the nation as a whole.

            State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2012, New York per capita personal income was $52,095, compared to $42,693 for the nation as a whole.

            Recent Developments
            --------------------

            The State economy has performed well in the context of a challenging national and global economic environment. New York's private sector labor market remains strong, continuing to exhibit robust growth in professional and business services, private educational services, and tourism-related leisure and hospitality services. However, New York has not been entirely immune to the national slowdown. Private sector employment growth of 1.4% is projected for the 2013 calendar year, followed by growth of a similar pace for 2014. These growth rates represent marginal downward revisions from mid-2013, but remain above historical averages.

            In contrast to recent private labor market trends, public sector employment is expected to continue to decline well into 2014. The ongoing downsizing of both the finance and government sectors has been contributing to unusually weak income growth over the past two years. In advance of Federal tax increases at the start of 2013, a sizable magnitude of wages, dividends, and capital gains was accelerated into the fourth quarter of 2012. Consequently, it is more instructive to view State income growth on a fiscal year basis rather than on a calendar year basis. Weaker growth of 3.8% is now estimated for the State fiscal year in progress, but offsetting that revision is stronger growth in the non-wage components of personal income. On balance, personal income growth of 3.7% is now projected for FY 2014, followed by growth of 4.9% for FY 2015. These projections represent only marginal revisions from the First Quarterly Update Financial Plan forecast.

            All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York. In addition, with Wall Street firms still adjusting their compensation practices in the wake of the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming increasingly difficult to estimate. Securities industry revenues have in the past been a useful predictor of bonus payouts, but that relationship has become much more erratic in recent years.

            New York City
            --------------

            The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of New York City to market securities successfully in the public credit markets.

            Other Localities
            -----------------

            Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and January 2012, the State Legislature authorized 21 bond issuances to finance local government operating deficits. There were four new or additional deficit financing authorizations during the 2009 and 2010 legislative sessions.

            Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. The loss of temporary Federal stimulus funding in 2011 also adversely impacted counties and school districts in New York State. The State's cash flow problems have resulted in delays to the payment of State aid, and in some cases, have necessitated borrowing by the localities. Additionally, recent enactment of legislation that caps most local government and school district property tax levies may affect the amount of property tax revenue available for local government and school district purposes. The legislation does not apply to New York City. Changes to sales tax distributions resulting from the 2010 Federal population census may also have a material impact on certain local governments. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

            Litigation
            -----------

            The State is a defendant in legal proceedings involving State finances and programs and miscellaneous civil rights, real property, and contract and other tort claims where the monetary claims against the State are deemed to be material, generally in excess of $100 million or involving significant challenges to or impacts on the State's financial policies or practices. These proceedings could affect adversely the financial condition of the State in FY 2014 or thereafter.

            Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced FY 2014 Financial Plan. The State believes that the FY 2014 Enacted Budget includes sufficient reserves for the payment of judgments that may be required during FY 2014. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential FY 2014 Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced FY 2014 Enacted Budget.

CALIFORNIA PORTFOLIO
--------------------

            The following is based on information obtained from an Official Statement, dated November 6, 2013, relating to State of California $300,000,000 General Obligation Bonds (Index Floating Rate Bonds) (the "Official Statement").

            Constitutional Limits on Spending and Taxes
            --------------------------------------------

            Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

            Article XIII B. The State is subject to an annual appropriations limit (the "Appropriations Limit") imposed by Article XIII B to the State Constitution.

            Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

            Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

            The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

            The Department of Finance projected the Appropriations Limit to be $71.559 billion and $71.703 billion under the Appropriations Limit in Fiscal Years 2012-13 and 2013-14, respectively.

            Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues.

            Under Proposition 98 (as modified by Proposition 111 which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percentage of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

            The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a second test or third test year.

            State Indebtedness
            -------------------

            The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

            The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

            As of September 1, 2013, the State had outstanding $79.373 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $30.980 billion of long-term general obligations bonds, some of which may first be issued as commercial paper notes.

            The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $3.282 billion of variable rate general obligation bonds, representing about 4.135% of the State's total outstanding general obligation bonds as of September 1, 2013.

            In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency, the California State University, the University of California or the Judicial Council under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $11.822 billion General Fund-supported lease-purchase debt outstanding as of September 13, 2013.

            As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in all but one fiscal year since the mid-1980s and they have always been paid at maturity. RANs are issued to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year.

            Cash Management in Fiscal Year 2012-13
            ---------------------------------------

            The State entered Fiscal Year 2012-13 in a stronger cash position than it had in some prior years. Timely enactment of the 2012 Budget Act allowed the State to carry out its regular cash management borrowing with RANs early in the year, and without the need for Interim RANs for the first time in three years. The State issued $10 million of RANs on August 23, 2012.

            As in previous years, the Legislature enacted a cash management bill which authorizes deferral of certain payments during Fiscal Year 2012-13, including payments to K-12 schools, reimbursements to the federal government for certain social service costs, certain local government social services, transportation payments and Proposition 63 mental health payments (not to exceed $1 billion in the aggregate at one time) and higher education. The applicable deferrals were made in July and October 2012.

            The State continued to benefit from $1.7 billion of additional internal borrowable resources in the State Agency Investment Fund ("SAIF") during the first part of the fiscal year. The deposits in the SAIF were returned in late April 2013. The Legislature created a Voluntary Investment Program Fund, which could provide additional short-term cash management borrowing resources, but there are no current plans for use of this Fund.

            Cash Management in Fiscal Year 2013-14
            ---------------------------------------

            The State's cash management plan in Fiscal Year 2013-14 consists primarily of internal borrowing from special funds and issuance of RANs in the amount of $5.5 billion. In addition, pursuant to legislation enacted in the last fiscal year, within Fiscal Year 2013-14 a payment of $250 million to the California State University ("CSU") and a payment of $500 million to the University of California are planned to be deferred. Such deferrals are at the discretion of the Director of Finance and shall be repaid in May or June of 2014. The CSU has agreed that in lieu of a payment deferral it will deposit a like amount into a fund in the State Treasury that can be borrowed by the General Fund.

            State fiscal officers constantly monitor the State's cash position and if it appears that cash resources may become inadequate, they will consider the use of other cash management techniques as described above, including seeking additional legislation.

            The Budget Process
            -------------------

            The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

            The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58"), beginning with fiscal year 2004-2005, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill. Proposition 58 requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits.

            Under the State Constitution, money may be drawn from the Treasury only though an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. Pursuant to Proposition 25, enacted on November 2, 2010, the Budget Act must be approved by a majority vote of each House of the Legislature (prior to Proposition 25, a two-thirds majority vote was required). The governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.


            Current Fiscal Year Budget
            ---------------------------

            The 2013-14 Budget, including the 2013 Budget Act that was enacted on June 27, 2013, provides a multi-year General Fund plan that is balanced. For the current fiscal year, at the time of budget enactment, it projected a $1.1 billion reserve by year-end, and continues to pay down budgetary debt from past years. For the first time in several years, corrective measures were not necessary to avoid a year-end deficit in the fiscal year just ended. On September 12, 2013, the Governor signed legislation appropriating an additional $315 million during Fiscal Year 2013-14 to the Department of Corrections and Rehabilitation in response to a court-ordered requirement to further reduce the prison population.

            General Fund revenues and transfers for Fiscal Year 2013-14 are projected at $97.1 billion, a decrease of $1.1 billion or 1.1% compared with revised estimates for Fiscal Year 2012-13. General Fund expenditures for Fiscal Year 2013-14 are projected at $96.3 billion, an increase of $0.6 billion or 0.6% compared with revised estimates for Fiscal Year 2012-13. It should be noted that revenues, expenditures and reserve estimates are updated following the end of the fiscal year; therefore, these estimates are subject to change.

            The 2012 Budget Act
            --------------------

            The 2012-13 Budget closed a projected budget gap of $15.7 billion over the two fiscal years 2011-12 and 2012-13, and projected a $948 million reserve by June 30, 2013, by enacting a total of $16.6 billion in solutions (including a combination of expenditure reductions, additional revenues, and other solutions). General Fund revenues and transfers for Fiscal Year 2012-13 were projected at $95.9 billion, an increase of $9.1 billion compared with Fiscal Year 2011-12. General Fund expenditures for Fiscal Year 2012-13 were projected at $91.3 billion, an increase of $4.3 billion compared to the prior year. General Fund spending outside of Proposition 98 is projected to decline by $1.5 billion, or 2.8%, excluding a required one-time repayment of $2.1 billion the State borrowed from local governments in 2009. In approving the 2012 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about $129 million. The 2012 Budget Act also includes special fund expenditures of $39.4 billion and bond fund expenditures of $11.7 billion.

            The 2011 Budget Act
            --------------------

            The 2011 Budget Act, enacted on June 30, 2011, projected that the State would end Fiscal Year 2011-12 with a $543 million General Fund reserve. General Fund revenues and transfers for Fiscal Year 2011-12 were projected at $88.5 billion, a reduction of $6.3 billion compared with Fiscal Year 2010-11. General Fund expenditures for Fiscal Year 2011-12 were projected at $85.9 billion - a reduction of $5.5 billion compared to the prior year. These amounts compare to the following figures proposed in the 2011-12 Governor's Budget: revenues and transfers of $89.7 billion, expenditures of $84.6 billion, and an ending reserve of $955 million. In approving the 2011 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about $24 million, mostly in the Judicial Branch ($22.9 million related to parole revocation workload). The 2011 Budget Act also includes special fund expenditures of $34.2 billion and bond fund expenditures of $9.4 billion.

            The estimated General Fund revenue reflected a combination of factors, including expiration of temporary taxes and surcharges (which totaled approximately $7.1 billion in Fiscal Year 2010-11) and transfer of about one percent of the State sales tax rate to local governments to fund the realignment described further below. Offsetting these reductions were improved revenue estimates for the remaining State tax sources. Expenditures reflected increases needed to offset the termination of federal stimulus funding (ARRA) which supported about $4.2 billion of General Fund programs in Fiscal Year 2010-11.

            Economic Overview
            ------------------

            The State of California is by far the most populous state in the nation, 50% larger than Texas, the second-ranked state, according to the 2010 U.S. Census. The State's 2012 population of about 37.8 million represented over 12% of the total United States population.

            California's economy, the largest among the 50 states and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

            The California economy is experiencing a gradual and broadening recovery. Continued growth in the high-technology sector, international trade, and tourism are being supplemented by better residential construction and real estate conditions. Fiscally strapped local governments remain a drag on the recovery.

            In 2012, per capita personal income in California averaged $46,477, compared to $43,735 for the nation. The unemployment rate in 2012 was 10.5%, compared to 8.1% for the nation. The trade, transportation and utilities sector represented the largest component (18.9%) of California's non-farm workforce, followed by federal, state and local government (16.5%), professional and business services (15.5%), educational and health services (13.1%) and leisure and hospitality (11.1%).

            Litigation
            -----------

            The State is a party to numerous legal proceedings. Certain of these proceedings have been identified by the State as having a potentially significant fiscal impact upon the State's expenditures or its revenues.

ARIZONA PORTFOLIO
-----------------

            The Arizona Portfolio seeks the highest level of current income exempt from both federal income tax and State of Arizona ("Arizona" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Arizona securities. As a matter of fundamental policy, the Arizona Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.

            The following is based on information obtained from the Comprehensive Annual Financial Report of the State of Arizona for the fiscal year ended June 30, 2012, as well as other State publications.

            Economic Climate
            -----------------

            Fueled by multiple consecutive years of substantial tax reductions, Arizona's economy was fast-growing in the 1990s. Personal income taxes were slashed by 31% across the board, and in 2001 the State's corporate income tax was reduced to 6.9% from 7.9%. From 1993 through 1999, the strongest seven-year period of job growth in Arizona history, almost 600,000 private sector jobs were created. According to U.S. Census data, the population of Arizona grew by 40% during the 1990s, second only to Nevada, and is projected to reach 11.17 million by 2050 (a 118% increase from 5.13 million in 2000). Arizona is the second fastest growing state in the United States, and from 1990 to 2006 its population grew at a rate over three times that of the U.S. population. The continuing population growth has been driven by jobs, affordable housing, a warm climate and entrepreneurial flight from more heavily regulated states such as California. It is likely that affordable land and a pervasive pro-development culture will continue to attract employers and job seekers. However, Arizona's population growth peaked at 3.6% in 2005 and 2006. Arizona's estimated population as of December 31, 2012 was 6,482,505.

            Arizona's main economic sectors include services, healthcare, trade, and leisure/hospitality. During October 2013, the services sector (including federal, state and local government services) employed approximately 875.4 million people (34.6% of the workforce); the healthcare sector employed approximately 320.8 million people (12.7% of the workforce); the retail trade sector employed approximately 301.6 million people (11.9% of the workforce), and the leisure/hospitality sector employed approximately 274.9 million people (10.9% of the workforce). Many of these jobs are directly related to tourism, an industry that, according to a report prepared for the Arizona Office of Tourism, produced $19.3 billion in direct spending in Arizona in 2012 and added $7.6 million to the State's gross domestic product.

            In October 2013, total non-farm employment increased by 1.7% over October 2012; the number of private sector jobs increased by 2.2%, while government jobs decreased by -0.5%. Education and health services reported the largest gain (3.0%); trade, transportation and utilities gained 1.9%; financial activities gained 4.9%, the largest gain since June 2006; and professional and business services gained 2.3%.

            The seasonally adjusted unemployment rate in Arizona during the second quarter of 2013 was 7.9% (0.4% above the national average), compared to 7.4% during the second quarter of 2012 and 9.5% during the second quarter of 2013.

            Geographically, Arizona is the nation's sixth largest state (113,635 square miles). The State is divided into fifteen counties. Two of these counties, Maricopa County (including Phoenix) and Pima County (including Tucson), are more urban in nature and account for 75% of total population and 80% of total wage and salary employment in Arizona, based on 2008 estimates.

            Per capita income levels in Arizona have traditionally lagged behind the United States average. However, Arizona's increase in per capita personal income was second in the nation in 1994 and led the nation in 1995. The diversification of Arizona's economy, and its robust performance during the 1990s, led to these increases in per capita income, although Arizona still lags behind, and is expected to continue to lag behind, the United States average per capita income. With per capita personal income of $35,979 in 2012, compared to $42,693 nationwide, Arizona ranked 32nd nationwide (compared to 40th in 2011).

            Financial Condition
            --------------------

            The Finance Division of the Arizona Department of Administration is responsible for preparing and updating financial statements and reports. The State's financial statements are prepared in accordance with generally accepted governmental accounting principles.

            While general obligation bonds are often issued by local governments, the State of Arizona is constitutionally prohibited from issuing general obligation debt. The State relies on pay-as-you-go capital outlays, revenue bonds, grant anticipation notes ("GANs") and lease purchase transactions to finance capital projects. Each such project is individually rated based on its specific creditworthiness.

            GANs are an innovative financing mechanism secured by revenues received from the Federal Highway Administration under a grant agreement and certain other Federal-Aid revenues. The State issued GANs to help pay for the costs of acquiring right-of-way for design and construction of certain controlled-access highways within Maricopa County. Lease purchase transactions are funded by certificates of participation ("COPs"). The State has used COPs primarily to construct prisons and to purchase and construct other buildings for State government operations. Additionally, the State has issued COPs to finance new school facilities approved by voters under Proposition 301. As of June 30, 2012, there were $5.536 billion in revenue bonds, $335 million in GANs and $3.424 billion in COPs outstanding.

            Arizona's Constitution provides that the State may contract debts not to exceed $350,000. This, as a practical matter, precludes the use of general revenue bonds for State projects. Additionally, certain other issuers have the statutory power to issue obligations payable from other sources of revenue which affect the whole or large portions of the State. The debts are not considered debts of the State because they are secured solely by separate revenue sources. For example, the Arizona Department of Transportation may issue debt for highways that is paid from revenues generated from, among other sources, State gasoline taxes. The three public universities in Arizona may issue debt for university building projects payable from tuition and other fees. The Arizona Power Authority and the University Medical Center may also issue debt.

            Arizona's Constitution also restricts the debt of certain of the State's political subdivisions. No county, city, town, school district, or other municipal corporation of the State may for any purpose become indebted in any manner in an amount exceeding 6% of the taxable property in such county, city, town, school district, or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (a) under no circumstances may any county or school district of the State become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property and (b) any incorporated city or town of the State with such assent may be allowed to become indebted up to a 20% additional amount for (i) supplying such city or town with water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, (ii) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds and recreational facilities, and (iii) the construction, reconstruction, improvement or acquisition of streets, highways or bridges or interests in land for rights-of-way for streets, highways or bridges. Irrigation, power, electrical, agricultural improvement, drainage, flood control and tax levying public improvement districts are, however, exempt from the restrictions on debt set forth in Arizona's constitution and may issue obligations for limited purposes, payable from a variety of revenue sources.

            Arizona's local governmental entities are subject to certain other limitations on their ability to assess taxes and levies which could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for its operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than 2%. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

            Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. For the 1990-91 budget, the Arizona Legislature increased taxes by over $250 million, which led to a citizen's referendum designed to repeal the tax increase until the voters could consider the measure at a general election. After an unsuccessful court challenge, the tax increase went into effect. In 1992, Arizona voters adopted Proposition 108, an initiative and amendment to the State's Constitution that requires a two-thirds vote by the Legislature and signature by the Governor for any net increase in State revenues, including the imposition of a new tax, an increase in a tax rate or rates and a reduction or elimination of a tax deduction. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the Legislature. This makes any future tax increase more difficult to achieve. The conservative nature of Arizona's Legislature means that tax increases are less likely. From 1992 through 1996, the State adopted substantial tax relief, including the 20% individual income tax reduction described above. In 1996, the Legislature reduced property taxes by $200 million, in part by repealing the State tax levy of $.47 per $100 assessed valuation. Additional tax relief initiatives were enacted in 1999 and 2001.

            Arizona accounts for its revenues and expenditures within various funds. The largest fund supporting the operation of State government is the General Fund, which accounts for the majority of receipts from sales and income taxes. The General Fund ended the June 30, 2012 fiscal year with a total fund balance deficit of $79.7 million, compared to the previous year's total fund balance deficit of $703.2 million.

            The State's Enterprise Funds are comprised of governmental and quasi-governmental agencies that provide goods and services to the public on a charge-for-service basis. One of the largest Enterprise Funds is the Lottery Fund. The Lottery Fund ended the June 30, 2012 fiscal year with net assets of $10.0 million and generated $247.1 million of operating revenues during that period, compared to $5.6 million and $551.8 million, respectively, in the June 30, 2011 fiscal year.

            Litigation
            -----------

            The State has a variety of claims pending against it that arose during the normal course of its activities. Management believes, based on advice of legal counsel, that losses, if any, resulting from settlement of these claims will not have a material effect on the financial position of the State.

MASSACHUSETTS PORTFOLIO
-----------------------

            The Massachusetts Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Massachusetts ("Massachusetts" or the "Commonwealth") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Massachusetts securities. As a matter of fundamental policy, the Massachusetts Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.

            The following was obtained from an Official Statement, dated September 18, 2013, relating to $800,000,000 General Obligation Revenue Anticipation Notes, Series A, B and C, and The Commonwealth of Massachusetts Information Statement dated September 9, 2013.

            Economic Climate
            -----------------

            Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last 25 years, the next 25 years are expected to bring about a continued change in the age distribution of the population. The share of the 65 and over age group, and especially the 85 and over age group, will continue to grow. Income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s and a seventeen-month period between 2006 and 2007, considerably lower unemployment rates in Massachusetts than in the United States since 1980. In June 2013, the Massachusetts unemployment rate was 7.0%, 0.6% below the national rate.

            Average per capita personal income for Massachusetts residents was $54,687 in 2012, as compared to the national average of $42,693. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

            The Massachusetts services sector, with 49.5% of the non-agricultural work force in 2011-2012, is the largest sector in the Massachusetts economy. Government employment represents 13.5% of total non-agricultural employment in Massachusetts. After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts increased 0.5% in 2005 and continued to increase every year through 2008. After a 0.6% increase in 2011, employment grew 2.0% in 2012, still 2.0% below the last peak in 2001. The comparable growth rate for the nation in 2012 was up 1.7% from 2011 and up 1.4% from 2001. The latest seasonally adjusted estimate (3.3 million for June 2013) is about 65,400 below the peak month in 2001 (3.4 million in February 2001) and about 15,300 more than the last peak in April 2008 (3.3 million). In 2004, manufacturing employment declined 3.5% from 2003, a much smaller decline than the annual declines in the previous two years (10.2% in 2002 and 7.0% in 2003). After a steep decline of 9.5% in 2009, the decline in 2010 was 2.2%, followed by a slight uptick of 0.2% in 2011, and another drop of 1.8% in 2012.

            Financial Condition
            --------------------

            Under its Constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. Legislation enacted in December 1989 imposes a limit on the amount of outstanding "direct" bonds of the Commonwealth. The limit was set at $6.8 billion in fiscal year 1991 and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year's limit. As most recently amended, the law sets a statutory limit on direct debt during fiscal 2014 of approximately $18.82 billion.

            The Commonwealth is authorized to issue three types of direct debt
- general obligation debt, special obligation debt and federal grant anticipation debt.

            Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or
(c) indirect obligations.

            Fiscal 2012
            ------------

            The fiscal 2012 budget was enacted by the Legislature on July 1, 2011 and approved by the Governor on July 11, 2011. A $1.250 billion interim budget for the first ten days of fiscal 2012 had been enacted by the Legislature and approved by the Governor on June 27, 2011. Total spending in the final fiscal 2012 budget approved by the Governor amounted to approximately $30.598 billion. The budget assumed tax revenues of $20.615 billion, reflecting the fiscal 2012 consensus tax estimate of $20.525 billion, which was adjusted for the impact of revenue initiatives enacted as part of the budget. The fiscal 2012 budget authorized a $200 million withdrawal from the Stabilization Fund, the use of fiscal 2012 interest earnings on the Stabilization Fund and an additional $103.7 million in savings achieved by suspending the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue. The fiscal 2012 budget projections assumed a transfer of $185 million from the Stabilization Fund rather than the authorized $200 million. On that assumption the Stabilization Fund was projected to have $884.9 million balance at the end of fiscal 2012.

            Fiscal 2012 ended on June 30, 2012, but, as is customary, the Executive Office of Administration & Finance and the State Comptroller continue to work to close out the fiscal year with supplemental funding requests. After accounting for all supplemental appropriations and updated revenue and spending projections, the Executive Office for Administration and Finance expects fiscal 2012 to end in balance without requiring any unbudgeted withdrawals from the Stabilization Fund. In fact, this projection assumes a net deposit to the Stabilization Fund in fiscal 2012 of $159.9 million, due to $375 million in one-time tax settlements in excess of $10 million being deposited to the Stabilization Fund. These deposits are partially offset by the budgeted $200 million withdrawal of Stabilization Fund reserves to support the operating budget. After accounting for these changes, the Stabilization Fund is projected to have a balance of $1.539 billion at the end of fiscal 2012.


            Fiscal 2013
            ------------

            The fiscal 2013 budget was enacted by the legislature on June 28, 2012 and approved by the Governor on July 8, 2012. A $1.250 billion interim budget for the first ten days of fiscal 2013 had been enacted by the Legislature and approved by the Governor on June 26, 2012. Total spending in the fiscal 2013 budget approved by the Governor amounted to approximately $32.508 billion, after accounting for $31.7 million in veto overrides. Spending contemplated by the fiscal 2013 budget was approximately $1.225 billion, or 3.93%, greater than fiscal 2012 estimated spending levels at the time of the signing of the budget.

            The fiscal 2013 budget relied on $616 million in one-time resources to support recurring spending, down from the fiscal 2012 assumption of $669 million. Among the one-time resources assumed as part of the fiscal 2013 budget was a $350 million withdrawal from the Stabilization Fund, the use of fiscal 2013 interest earnings on the Stabilization Fund and an additional $110.1 million in savings achieved by suspending the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue.

            On October 15, 2012, the Secretary for Administration and Finance certified that projected operating revenues remained sufficient to support projected expenses for fiscal 2013. He noted that while tax receipts, at the time of the certification, were $95 million below budgeted estimates, it was premature to conclude that tax revenues would end the year below the budgeted estimate or to estimate the extent of any such shortfall that might occur. The Secretary also noted, however, that there were a number of risks to tax revenues meeting the budgeted estimate for the fiscal year, including slower-than-projected economic growth, a potential automatic reduction in the state's income tax rate and the potential failure of the federal government to address the so-called "fiscal cliff." Accordingly, the Secretary announced the immediate implementation of spending and hiring controls and launched contingency planning measures.

            On December 4, 2012, the Governor filed legislation containing proposed solutions to the projected $540 million tax revenue shortfall, including $225 million in spending reductions across executive branch agencies.

            Fiscal 2014
            ------------

            The fiscal 2014 budget was enacted by the Legislature on July 1, 2013 and approved by the Governor on July 12, 2013 with certain line item vetoes. The fiscal 2014 budget relies on $696 million in one-time resources to support recurring spending, down from the fiscal 2013 assumption of $920 million. A $4.075 billion interim budget for the first 30 days of fiscal 2014 had been enacted by the Legislature and approved by the Governor on June 21, 2013. Total spending in the fiscal 2014 budget approved by the Governor amounts to approximately $33.667 billion, after accounting for $435.4 million in vetoes and accompanying fiscal 2014 legislation proposed by the Governor that included $40.0 million in supplemental appropriations. The fiscal 2014 budget is approximately $1.132 billion, or 3.5% greater than fiscal 2013 estimated spending.

            Litigation
            -----------

            There are pending in courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to her knowledge, threatened that is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

MICHIGAN PORTFOLIO
------------------

            The Michigan Portfolio seeks the highest level of current income exempt from both federal income tax and State of Michigan ("Michigan" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Michigan securities. As a matter of fundamental policy, the Michigan Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.

            The following is based on information obtained from an Official Statement, dated November 6, 2013, relating to $30,000,000 State of Michigan General Obligation Environmental Program Refunding Bonds, Series 2013A.

            Economic Climate
            -----------------

            In recent years, Michigan's economy has been diversifying, although manufacturing is still an important component of the State's economy. In 2012, total manufacturing employment averaged 536,900, compared to 509,700 in 2011. Michigan's average unemployment rate in 2012 was 9.1%, down from 10.4% in 2011.

            Legislation requires that the administration and legislative fiscal agencies prepare two economic forecasts and revenue estimates each year. These are presented to a Consensus Revenue Estimating Conference in January and May of each year. In addition, any one of the three conference principals may call a special revenue conference at any time during the year. The May 2013 conference was held on May 15, 2013. The May 2013 forecast is summarized below.

            The State's U.S. economic forecast projects the U.S. economy to grow 1.9% in 2013, followed by 2.7% growth in 2014 and 2.9% growth in 2015. Light vehicle sales will rise to 15.3 million units in 2013 and then rise to 15.6 million units in 2014 and 15.9 million units in 2015.

            The U.S. Consumer Price Index (CPI) is projected to increase 1.7% in 2013, 1.9% in 2014 and 0.2% in 2015. Ninety-day T-bill rates are expected to average 0.1% in 2013 and 0.2% in 2014 and 2015.

            Total Michigan wage and salary employment is projected to increase 1.3% in 2013 and 1.2% in 2014 and 2015. The State's unemployment rate is projected to fall to 8.6% in 2013, 8.1% in 2014 and 7.7% in 2015.

            Michigan personal income is expected to rise 2.5% in 2013, 4.0% in 2014 and 4.2% in 2015. Prices, as measured by the Detroit CPI, are forecast to increase 1.7% in 2013, 1.6% in 2014 and 1.8% in 2015. Consequently, real (inflation adjusted) State personal income is projected to increase 0.7% in 2013 before rising 2.2% in 2014 and 2015.

            Financial Condition
            --------------------

            As amended in 1978, Michigan's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of Michigan personal income in the prior calendar year or an average of the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 Michigan personal income. If revenues in any fiscal year exceed the revenue limitation by one percent or more, the entire amount exceeding the limitation must be rebated in the following fiscal year's personal income tax or single business tax. Any excesses of less than one percent may be transferred into Michigan's Counter Cyclical Budget and Economic Stabilization Fund ("BSF"), Michigan's "Rainy Day Fund." Michigan may raise taxes in excess of the limit in emergency situations when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

            The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that proportion to be 41.6%. The proportion has since been recalculated and is now 48.97%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1993-94 through 2011-2012.

            The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above.

            Michigan finances its operations through its General Fund and special revenue funds. The Michigan Constitution provides that proposed expenditures from, and revenues of, any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

            Total revenue and other sources of funds for general governmental operations for Fiscal Year 2011-12 were $9,672.2 million and were projected to be $9,799.1 million for Fiscal Year 2012-13.

            Expenditures and other uses of funds for governmental operations in Fiscal Year 2011-12 were $8,693.0 million, of which $1,229.8 million supported K-12 and higher education and $3,655.3 million supported health services. Expenditures and other uses of funds for governmental operations in Fiscal Year 2012-13 were projected to be $9,146.3 million, of which $1,561.5 million supported K-12 and higher education and $3,816.4 million supported health services.

            The BSF was established in 1977 to serve as the State's "savings" account. Calculated on an accrual basis, the unreserved ending balance of the BSF was $2.2 million on September 30, 2008, $2.2 million on September 30, 2009, $2.2 million on September 30, 2010. During fiscal year 2011, the BSF was reclassified and accounted for as a subfund of the General Fund where its committed balance was $2.2 million on September 30, 2011, and $365.1 million on September 30, 3012. An additional $140.0 million was deposited into the BSF in Fiscal Year 2012-13 and the enacted budget for Fiscal Year 2013-14 appropriates $75.0 million into the BSF.

            The Michigan Constitution limits Michigan general obligation debt to
(i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by Michigan during the preceding fiscal year, (ii) short-and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.

            The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts for the ensuing two calendar years. The bonds may be issued in whatever amount is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

            2011-12 Budget
            ---------------

            The Governor's Fiscal Year 2011-12 Executive Budget was submitted to the Legislature on February 17, 2011 and signed by the Governor on June 21, 2011. Revenues for Fiscal Year 2011-12 for the Executive Budget were estimated at the January 14, 2011 Consensus Revenue Estimating Conference. These estimates were revised at the regularly scheduled Consensus Revenue Estimating Conference held on May 16, 2011. The legislature enacted a balanced budget on May 26, 2011. Actual revenues for Fiscal Year 2011-12 will vary from the current estimates.

            General Purpose revenue generated from enacted ongoing sources and estimated at the Consensus Revenue Estimating Conference is estimated to be $7,650.8 million. After factoring in revenue items not included in the revenue estimates, including the impact of the recently enacted personal income tax and business tax reforms, certain transfers, other revenue adjustments, and the beginning balance, total available General Fund - General Purpose resources are forecast to be $8,703.5 million.

            Income tax collections will total an estimated $6,797.5 million including $559 million in new revenue from the recently enacted changes. The General Fund - General Purpose portion of net income tax collections will equal an estimated $4,697.7 million for Fiscal Year 2011-12.

            The Michigan business tax, which has been eliminated for most businesses effective January 1, 2012, will generate an estimated $604.5 million in fiscal year 2011-12. The Michigan business tax will be replaced by a corporate income tax (effective January 1, 2012) and this new tax is expected to generate $460.2 million in Fiscal Year 2011-12. All of the Michigan business tax and corporate income tax revenue generated in Fiscal Year 2011-12 will go to the General Fund.

            2012-13 Budget
            ---------------

            The Governor's Fiscal Year 2012-13 Executive Budget was submitted to the Legislature on February 9, 2012 and signed by the Governor in June 2012. Revenues for Fiscal Year 2012-13 for the Executive Budget were estimated at the January 13, 2012 Consensus Revenue Estimating Conference, and these estimates were revised at the May 16, 2012 conference. Actual revenues for Fiscal Year 2012-13 will vary from the current estimates.

            General Purpose revenue generated from enacted ongoing sources and estimated at the Consensus Revenue Estimating Conference is estimated to be $8,969.9 million. After factoring in revenue items not included in the revenue estimates, including certain transfers, tax changes enacted subsequent to the revenue conference, other revenue adjustments, and the beginning balance, total available General Fund - General Purpose resources are forecast to be $9,137.0 million.

            Income tax collections will total an estimated $7,907.5 million, including $1,249.5 million in new revenue from the recently enacted changes. The General Fund - General Purpose portion of net income tax collections will equal an estimated $5,576.4 million for Fiscal Year 2012-13.

            The Michigan business tax, which was repealed for most businesses effective January 1, 2012, will pay out more in refunds than will be collected in revenue in Fiscal Year 2012-13 and, as a result, net collections are estimated at a negative $552.4 million. The new corporate income tax is expected to generate $838.9 million in Fiscal Year 2012-13. All of the loss in Michigan business tax revenue in Fiscal Year 2012-13 will impact the General Fund, and all of the revenue generated by the new corporate income tax will go to the General Fund.


            2013-14 Budget
            ---------------

            The Governor's Fiscal Year 2013-14 Executive Budget was submitted to the Legislature on February 7, 2013 and signed by the Governor in June 2013. Revenues for Fiscal Year 2013-14 for the Executive Budget were initially estimated at the January 11, 2013 Consensus Revenue Estimating Conference and these estimates were revised at the May 15, 2013 conference. Actual revenues for Fiscal Year 2013-14 will vary from the current estimates.

            General Purpose revenue generated from enacted ongoing sources and estimated at the Consensus Revenue Estimating Conference is estimated to be $9,446.1 million. After factoring in revenue items not included in the revenue estimates, including certain transfers, other revenue adjustments, and the beginning balance, total available General Fund - General Purpose resources are forecast to be $9,686.1 million.

            Income tax collections will total an estimated $8,268.9 million. The General Fund - General Purpose portion of net income tax collections will equal an estimated $5,914.1 million for Fiscal Year 2013-14.

            The Michigan business tax, which was repealed for most businesses effective January 1, 2012, will once again pay out more in refunds than will be collected in revenue in Fiscal Year 2013-14 and as a result, net collections are estimated at a negative $550.0 million. The new corporate income tax is expected to generate $957.0 million in Fiscal Year 2013-14.

            Litigation
            -----------

            The State is party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. The State is also a party to various legal proceedings which, if resolved in the State's favor, would result in contingency gains to the State's General Fund balance, but without material effect upon the Fund's balance. The ultimate dispositions and consequences of all of these proceedings are not presently determinable.

MINNESOTA PORTFOLIO
-------------------

            The Minnesota Portfolio seeks the highest level of current income exempt from both federal income tax and State of Minnesota ("Minnesota" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Minnesota securities. As a matter of fundamental policy, the Minnesota Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.

            The following is based on information obtained from an Official Statement, dated November 6, 2013, relating to $769,760,000 State of Minnesota General Obligation State Bonds, consisting of $283,820,000 General Obligation State Various Purpose Bonds, Series 2013D, $112,000,000 General Obligation State Trunk Highway Bonds, Series 2013E, and $373,940,000 General Obligation State Various Purpose Refunding Bonds, Series 2013F.

            Economic Climate
            -----------------

            Minnesota's population grew by 12.4% from 1990 to 2000, about the same as the United States as a whole during that period. During the period 2000-2010 the population in Minnesota grew by 7.2%, compared to 9.5% nationally. Minnesota population is currently forecast to grow at an annual compounded rate of 0.79% through 2030, compared to 0.87% nationally.

            In 2012, the structure of Minnesota's economy paralleled the structure of the United States economy as a whole. State employment in fourteen major sectors was distributed in approximately the same proportions as national employment. In all sectors except one (education and health services), the share of total State employment was within two percentage points of national employment share.

            In the period 1990 to 2000, overall employment growth in Minnesota increased by 25.70%, exceeding the nation, whose growth increased by 20.45%. Manufacturing has been a strong sector, with Minnesota employment growth outperforming that of the United States in the 1990-2000 and 2000-2010 periods. In the durable goods industries, the State's employment in 2012 was highly concentrated in computers and electronics, fabricated metal products, and machinery categories. Of particular importance is the computers and electronics category in which 23.5% of the State's durable goods employment was concentrated in 2012, as compared to 14.7% for the United States as a whole.

            The importance of the State's rich resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2012, 39.9% of Minnesota's non-durable goods employment was concentrated in food manufacturing, compared to 33.0% for the United States as a whole. Food manufacturing relies heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes. Printing and publishing is also relatively more important in the State than in the United States as a whole.

            Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, and logging dropped from 8.4 thousand employed in 1990 to 6.0 thousand employed in 2010. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

            Since 1990, State per capita personal income has usually been within nine percentage points of national per capita personal income and has generally remained above the national average. In 2012, Minnesota per capita personal income was estimated to be 108.3% of its U.S. counterpart. In level of personal income, Minnesota ranked seventh in 1990 and fourth in 2010 among 12 states in the North Central Region. During the period 1990 to 2000, Minnesota ranked first in growth of personal income and sixth during the period 2000 to 2010 among the 12 states in the North Central Region. Over the period 1990 to 2000, Minnesota non-agricultural employment grew 25.7% while the entire North Central Region grew 18.7%. During the 2000-2010 period, Minnesota non-agricultural employment declined by 1.6%, while regional non-agricultural employment declined by 6.9%.

            In 2008, Minnesota's unemployment rate averaged 5.4%, compared to the national average of 5.8%. In 2009, Minnesota's unemployment rate averaged 8.0%, compared to the national average of 9.3%. In 2010, Minnesota's unemployment rate averaged 7.4%, compared to the national average of 9.6%. In 2011, Minnesota's unemployment rate averaged 6.5%, compared with the national average of 9.0%. In 2012, Minnesota's unemployment rate averaged 5.7%, compared with the national average of 8.1%.

            Financial Condition
            --------------------

            Minnesota operates on a biennial budget basis. Prior to each fiscal year of a biennium, the Department of Finance allots a portion of the applicable biennial appropriation to each State agency or other entity for which an appropriation has been made. Supplemental appropriation and changes in revenue measures are sometimes adopted by the Legislature during the biennium. An agency or entity may not expend moneys in excess of its allotment. The State's principal sources of non-dedicated revenues are taxes of various types. The Accounting General Fund receives no unrestricted federal grants. The only federal funds deposited into the Accounting General Fund are to reimburse the State for expenditures on behalf of federal programs.

            Prior to 1995, Minnesota law established a Budget Reserve and Cash Flow Account in the General Fund which served two functions. In 1995, the Minnesota legislature separated the Budget Reserve and Cash Flow Account into two separate accounts, the Cash Flow Account and the Budget Reserve Account, each having a different function.

            The Cash Flow Account was established in the General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Legislature established the Cash Flow Account at $350 million for the Current Biennium (July 1, 2013 - June 30, 2015).

            The Budget Reserve Account was established in the General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account is governed by statute. The Budget Reserve Account balance was set for the Current Biennium at $656 million.

            Previous Biennium (2011-2013)
            ------------------------------

            The February 2013 forecast updated General Fund revenues and expenditures projected for the Previous Biennium. Forecast revenues were expected to be $35.161 billion, up $217 million (0.6%) from November's estimates after adjusting for 2013 legislative action to conform to federal law changes. In the absence of the conformity changes, an additional $19 million in revenue would have been reported for fiscal 2013. Forecast spending is expected to be $35.159 billion, $63 million below previous projections. These changes, coupled with a $15 million reduction in the projected Stadium Reserve, yielded a forecast balance of $295 million.

            After the November 2012 forecast, total General Fund reserves were $944 million: $350 million in the Cash Flow Account and $644 million in the Budget Reserve. Current law requires any forecast balance be first allocating in restoring reserves to a statutory maximum of $653 million - $9 million was allocated for this purpose. Additionally, a residual $4 million forecast balance was added to the Budge Reserve after a required school shift repayment, increasing the Budget Reserve to $656 million. The Biennium will end with $1.006 billion in General Fund reserves and an estimated $1 million in the Stadium Reserve Account.

            Current Biennium (2013-2015)
            -----------------------------

            The November 2012 forecast provided the first official forecast for the Current Biennium, as well as revenue and expenditure planning estimates for the Next Biennium. In November 2012, a shortfall of just under $1.1 billion was projected for the Current Biennium. Revisions in the February 2013 forecast reduced the projected budget shortfall to $627 million. General Fund revenues for the Current Biennium were forecasted to be $36.116 billion, $955 million (2.7%) higher than estimates for the Previous Biennium. Projected current law spending was expected to be $36.744 billion, $1.302 billion (3.7%) higher than the Previous Biennium.

            The reserve amounts for the Current Biennium are unchanged from levels in the Previous Biennium. Total General Fund reserves were $1.006 billion: $350 million in the Cash Flow Account and $656 million in the Budget Reserve. The projected reserve balance in the Stadium Reserve Account was zero. Similar to the Previous Biennium, the forecast reduction in lawfully gambling revenues for the Next Biennium reflects a slower than expected implementation of electronic gaming options and reduced estimates for daily revenue per gaming device. This has reduced amounts previously projected for the reserve.

            Litigation
            -----------

            There are now pending against the State certain legal actions which could, if determined adversely to the State, have a material adverse effect in excess of $15 million on the State's expenditures and revenues during the Current Biennium.

NEW JERSEY PORTFOLIO
--------------------

            The New Jersey Portfolio seeks the highest level of current income exempt from both federal income tax and State of New Jersey ("New Jersey" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position). The Fund will invest at least 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (i.e., New Jersey municipal securities). In addition, during periods when the Adviser believes that New Jersey municipal securities that meet the Portfolio's standards are not available, the Portfolio may invest a portion of its assets in securities whose interest payments are only federally tax-exempt. However, it is anticipated that under normal circumstances substantially all of the Portfolio's total assets will be invested in New Jersey municipal securities. As a matter of fundamental policy, the New Jersey Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.

            The following is based on information obtained from an Official Statement, dated November 14, 2013, relating to $47,620,000 State Building Revenue Bond Anticipation Notes, 2013 Series.

            Economic Climate
            -----------------

            New Jersey is the eleventh largest state in population and the fifth smallest in land area. With an average of 1,196 persons per square mile, per the 2010 Census, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was 0.49% and between 1990 and 2000 the growth rate accelerated to 0.85%. While this rate of growth compared favorably with other Middle Atlantic States, it was less than the national rate of increase. The growth rate decreased to 0.44% between 2000 and 2010. Furthermore, New Jersey is located at the center of the megalopolis that extends from Boston to Washington, and that includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

            The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Since 1978, casino gambling in Atlantic City has been an important State tourist attraction.

            According to the United States Commerce Department, Bureau of Economic Analysis, New Jersey's real gross domestic product ("GDP") rose 1.3% from 2011 to 2012, adjusted for inflation, compared to the national increase in GDP of 2.5%. The State's increase in GDP ranked thirty-sixth among the 50 states.

            The housing sector is recovering. Nearly 18,000 building permits were granted in 2012, an increase of approximately 39% from 2011. The housing activity is anticipated to continue, as reduced prices, low mortgage rates, and higher rental costs have increased the attractiveness of homeownership. However, the significant number of housing properties still in the judicial foreclosure process may temper the recovery in the housing sector.

            New Jersey payroll employment in June 2013 was 3.97 million, which was 1.9% higher than in June 2012. The unemployment rate as of June 2013 was 8.7%, compared to 9.6% in June 2012. According to the Bureau of Economic Analysis, the growth rate for New Jersey's personal income increased at a rate of 1.2% over the four-quarter period ending in the first quarter of 2013 and was lower than the 2.8% increase for the nation as a whole for the same period.

            Certain Constitutional Provisions
            ----------------------------------

            The State Constitution provides, in part, that no money shall be drawn from the State Treasury but for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.

            The State Constitution further provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No such law shall take effect until it shall have been submitted to the people at a general election and approved by a majority of the legally qualified voters voting thereon; provided however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing shall produce a debt service savings.

            The Debt Limitation Clause was amended by the voters on November 4, 2008. The amendment provides that the State Legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein shall have been submitted to the people and approved by a majority of the legally qualified voters of the State voting thereon at a general election.

            The State's governmental funds reported June 30, 2012 combined ending fund balances of $6.9 billion, a decrease of $1.4 billion from the prior fiscal year.

            State Indebtedness
            -------------------

            During the fiscal year ended June 30, 2012, the State's long-term debt obligations for governmental activities totaled $71.1 billion, a 9.3% increase over the prior fiscal year. During Fiscal Year 2012, the State issued $3.4 billion in bonds. New money issuances represented $1.3 billion, primarily for transportation system improvements, while $2.1 billion represented five refunding transactions that provided the State with $156.9 million in net present value savings. During Fiscal Year 2012, the State paid $3.7 billion in debt service on its long-term debt obligations. Non-bonded portions of the State's long-term debt totaled $32.3 billion. This amount represents a $5.3 billion increase from the prior fiscal year and is mainly attributable to increases in net pension obligations.

            State Authorities
            ------------------

            The State has entered into a number of leases and contracts, some of which are described below, with several governmental authorities to secure the financing of various State projects. Under the agreements, the State has agreed to make payments equal to the debt services on, and other costs related to, the obligations sold to finance the projects.

            Legislation enacted in 1992 by the State authorizes the New Jersey Sports and Exposition Authority ("NJSEA") to issue bonds for various purposes, related to sports and entertainment facilities, payable from State appropriations. Pursuant to this legislation, the NJSEA and the State Treasurer have entered into an agreement (the "NJSEA State Contract") pursuant to which the NJSEA will undertake certain projects, including the refunding of certain outstanding bonds of the NJSEA, and the State Treasurer will credit to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the NJSEA State Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2013 there were approximately $486,830,000 aggregate principal amount of NJSEA bonds outstanding, the debt service on which is payable from amounts credited to the NJSEA Fund pursuant to the State Contract.

            In July 1984, the State created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the TTFA Act, as amended in June 2012, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $1,247,000,000 for the fiscal year beginning July 1, 2012, $849,200,000 for the fiscal year beginning July 1, 2013, $735,300,000 for the fiscal year beginning July 1, 2014, and $626,800,000 for the fiscal year beginning July 1, 2015, except that if the permitted amount of debt, or any portion thereof, is not incurred in a fiscal year, it may be issued in a subsequent fiscal year. These bonds are special obligations of the TTFA payable from the payments made by the State pursuant to a contract between the TTFA, the State Treasurer and the Commissioner of Transportation. As of June 30, 2013, there were approximately $13,429,810,716 aggregate principal amount of TTFA issues outstanding. To the extent these notes are not paid by the State Treasurer, these notes are payable by the TTFA pursuant to a Standby Deficiency Agreement entered into by the TTFA and the Trustee for the notes. The Standby Deficiency Agreement was issued on a parity with all bonds issued by the TTFA.

            Pursuant to legislation, the New Jersey Economic Development Authority (the "NJEDA") has been authorized to issue bonds for various purposes, including Economic Recovery Bonds, State Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted in 1992 to finance various economic development purposes. Pursuant to that legislation, NJEDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which NJEDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2013, there were approximately $139,937,727 aggregate principal amount of Economic Recovery Fund Bonds outstanding.

            Legislation enacted in June 1997 authorizes the NJEDA to issue bonds to pay a portion of the State's unfunded accrued pension liability for the State's retirement systems (the "Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. As of June 30, 2013, there were approximately $2,378,939,686 aggregate principal amount of State Pension Funding Bonds outstanding. The EDA and the State Treasurer have entered into an agreement that provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

            The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible State entities. "Moral obligation" bonded indebtedness issued by State entities as of June 30, 2013 stood at an aggregate principal amount of $2,778,765,000. Of this total, $21,135,000 was issued by the New Jersey Housing and Mortgage Finance Agency. This Agency has never had a deficiency in a debt service reserve fund that required the State to appropriate funds to meet its "moral obligation," and it is anticipated to earn sufficient revenues to cover debt service on its bonds. The Higher Education Assistance Authority and the South Jersey Port Corporation issued moral obligation indebtedness in aggregate principal amounts of $2,486,155,000 and $271,475,000, respectively. It is anticipated that the Higher Education Assistance Authority's revenues will be sufficient to cover debt service on its bonds. However, the State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations.

            Litigation
            -----------

            At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

OHIO PORTFOLIO
--------------

            The Ohio Portfolio seeks the highest level of income exempt from both federal income tax and State of Ohio ("Ohio" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Ohio securities. As a matter of fundamental policy, the Ohio Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Shares of the Ohio Portfolio are available only to Ohio residents.

            The following is based on information obtained from an Official Statement, dated November 13, 2013, relating to $85,000,000 State of Ohio General Obligation Bonds.

            Economic Climate
            -----------------

            Ohio's 2010 decennial census population of 11,536,504 indicated a 1.6% population growth since 2000 and ranked Ohio seventh among the states in population.

            Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2011, Ohio ranked eighth in the nation with approximately $490.3 billion in gross state product and was fifth in manufacturing with an approximate value of $81.4 billion and sixth in durable goods with an approximate value of $43.5 billion. As a percentage of Ohio's 2011 gross state product, manufacturing was responsible for 16.6%, with 21.1% attributable to the goods-producing sectors and 33.7% to business services sectors, including finance, insurance and real estate. Ohio is the ninth largest exporting state, with 2011 merchandise exports totaling $46.4 billion. The State's three leading export industries are machinery, motor vehicles, and aircraft/spacecraft, which together accounted for 51.0% of the value of Ohio's merchandise exports in 2011.

            Payroll employment in Ohio, in the diversifying employment base, decreased in 2001 through 2003, increased in 2004 through 2006, decreased in 2007 through 2010 and increased in 2011 and 2012. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. The non-manufacturing sector employs approximately 87% of all non-agricultural payroll workers in Ohio.

            With 13.6 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 73,700 individual farms, agriculture and related agricultural sectors combined is an important segment of Ohio's economy. Ohio's 2011 crop production value of $6.5 billion represented 3.1% of total U.S. crop production value. In 2011, Ohio's agricultural sector total output (consisting of crops, livestock, poultry and dairy, and services and forestry) reached $11.0 billion with agricultural exports (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $5.0 billion.

            Financial Condition
            --------------------

            Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. The Constitution requires the General Assembly to provide for raising revenue, sufficient to defray the expenses of the State, for each year, and also a sufficient sum to pay the principal and interest as they become due on the State debt. The State is effectively precluded by law from ending a fiscal year or a biennium in a deficit position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.

            The Revised Code provides that if the Governor ascertains that the available revenue receipts and balances for the General Revenue Fund ("GRF") or other funds for the then current fiscal year will in all probability be less than the appropriations for that year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding those revenue receipts and balances. The Governor implemented this directive in the 2008-2009 Biennium as had been done several times in prior fiscal years.

            Most State operations are financed through the GRF. Personal income and sales-use taxes are the major GRF sources. The GRF fund balance for Fiscal Year ended June 30, 2013 was $1.11 billion. The State also has maintained a "rainy day" fund, the Budget Stabilization Fund ("BSF"), which under current law and until used (as occurred in the 2008-09 Biennium) may carry a balance of up to 5% of the GRF revenue for the preceding fiscal year. The BSF had a balance of $1.48 billion at the end of Fiscal Year 2013.

            At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has, since 1934, limited the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation - commonly referred to in the context of Ohio local government finance as the "ten-mill limitation".

            The Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State lottery net profits are allocated to elementary, secondary, vocational and special education program purposes including, as provided for in the recently passed constitutional amendment, application to debt service on obligations issued to finance capital facilities for a system of common schools.

            Under the State's current biennial appropriations Act, State personal income tax rates, applying generally to federal adjusted gross income, are being reduced 10% over a three-year period (8.5% in calendar year 2013, an additional 0.5% in calendar year 2014, and an additional 1.0% in calendar year
2015). The indexing of the State income tax brackets and the personal exemption are suspended for tax years 2013 through 2015 until these rate reductions are fully implemented. That legislation also established a deduction for pass-through entity business income of 50% of annual adjusted gross income up to $250,000.

            Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries, and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. The highest municipal rate in 2011 was 3%. A school district income tax is currently approved in 184 districts. Effective July 1, 2005, there may also be proposed for voter approval municipal income taxes to be shared with school districts, but these taxes may not be levied on non-residents.

            Since 1970 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking moving from fifth among the states in 1970 to seventh in 1990, moving to between seventh and eighth in 1994 through 2003, and eighth since 2004. This movement in significant measure reflects "catching up" by several other states and a trend in Ohio toward more service sector employment.

            2012-2013 Biennium
            -------------------

            Consistent with State law, the Governor's Executive Budget for the 2012-13 biennium was released in March 2011 and introduced in the General Assembly. After extended hearings and review, the 2012-13 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2011. To address the use of non-recurring funding sources in the prior 2010-11 biennium, the Act included targeted spending cuts across most State agencies and major new Medicaid reform and cost containment measures. Reflecting certain tax law changes and a conservative underlying economic forecast, that Act provided for total GRF biennial appropriations of approximately $55.78 billion (an 11% increase from the 2010-11 GRF biennial expenditures) and total GRF biennial revenue of approximately $56.07 billion (a 6% increase from 2010-11 GRF biennial revenues).

            The State ended Fiscal year 2013 with GRF cash and fund balances of $2.64 billion and $2.28 billion, respectively. Of that ending GRF fund balance the State deposited $995.9 million into the BSF, increasing its balance to $1.48 billion, which is the statutorily designated 5% of Fiscal Year 2013 GRF revenues.

            Current Biennium
            -----------------

            Consistent with State law, the Governor's Executive Budget for the 2014-15 biennium was released in February 2013 and introduced in the General Assembly. After extended hearings and review, the 2014-15 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2013. Reflecting a stated focus on job creation and continued spending restraint, and based on a conservative economic forecast, that Act provides for total GRF biennial appropriations of approximately $62.0 billion (a 15.1% increase from the 2012-13 GRF biennial expenditures) and total GRF biennial revenue (not including $963.2 million carry-forward from the 2012-13 biennium) of approximately $61.1 billion (a 7.7% increase from 2012-13 GRF biennial revenues).

            The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

            OBM is currently projecting a positive GRF fund balance at the end of Fiscal Year 2014. As noted above, the State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a "deficit" position.

            Municipalities
            ---------------

            Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 932 incorporated cities and villages (municipalities with populations under 5,000) in the State. Five cities have populations of over 100,000 and 16 over 50,000.

            A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies". A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

            The fiscal emergency legislation was amended in 1996 to extend its application to counties and townships. In 2011, the fiscal emergency legislation was further amended to establish a "fiscal caution" category. There are currently 21 local governments in fiscal emergency status, two in fiscal watch status, and eight in fiscal caution status.

            Litigation
            -----------

            The State of Ohio is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. The ultimate disposition of these proceedings is not presently determinable, but in the opinion of the Ohio Attorney General will not have a material adverse effect on payment of State obligations.

PENNSYLVANIA PORTFOLIO
----------------------

            The Pennsylvania Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Pennsylvania securities. As a matter of fundamental policy, the Pennsylvania Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Shares of the Pennsylvania Portfolio are available only to Pennsylvania residents.

            The following was obtained from an Official Statement, dated October 22, 2013, relating to the issuance of $750,000,000 Commonwealth of Pennsylvania General Obligation Bonds, Second Series of 2013.

            Economic Climate
            -----------------

            The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.

            Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $5.4 billion in crop and livestock products annually. Agribusiness and food related industries reached record export sales, exceeding $1.3 billion in economic activity in 2012. Over 63,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

            Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries. The forestry and related industries account for 1.5% of employment with economic activity of nearly $5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall and a large number of rivers, streams and lakes. Other natural resources include major deposits of coal, petroleum and natural gas. Annually, about 66 million tons of anthracite and bituminous coal, 1,310 billion cubic feet of natural gas and about 2.2 million barrels of oil are extracted from Pennsylvania. Pennsylvania is one of the top 10 producing states in the country for aggregate/crushed stone. The value of non-coal mineral production in Pennsylvania is approximately $1 billion annually.

            Pennsylvania is a Mid-Atlantic state within easy reach of the populous eastern seaboard and, as such, is a gateway to the Midwest. The Commonwealth's strategic geographic position is enhanced by a comprehensive transportation grid. The Commonwealth's water systems afford the unique feature of triple port coverage, a deep water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh. Pennsylvania is easily accessible for inter and intra state trade and commerce.

            The Commonwealth is highly urbanized. Of the Commonwealth's 2012 mid-year population estimate, 79% resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those which include the cities of Philadelphia and Pittsburgh, which together contain almost 44% of the State's total population. The population of Pennsylvania, 12.7 million people in 2012, according to U.S. Bureau of the Census, represents a population growing more slowly than the nation with a higher portion than the nation or the region comprised of persons between 45 or over.

            Non-agricultural employment in Pennsylvania over the ten years ending in 2012 increased at an annual rate of 0.02%. This rate compares to a 0.03% rate for the Mid-Atlantic Region and 0.03% for the nation during the same period.

            Non-manufacturing employment in Pennsylvania has increased in recent years to 90.2% of total employment in 2012. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 9.8% of 2012 non-agricultural employment, has fallen behind both the services sector, the trade sector and the government sector as the fourth largest single source of employment within the Commonwealth. In 2012, the services sector accounted for 48.8% of all non-agricultural employment, the trade sector accounted for 14.9%, and the government sector accounted for 12.5%.

            Within the manufacturing sector of Pennsylvania's economy, which now accounts for about one-tenth of total non-agricultural employment in Pennsylvania, the fabricated metals industries employed the largest number of workers. Employment in the fabricated materials industries was 14.4% of Pennsylvania manufacturing employment but only 1.4% of total Pennsylvania non-agricultural employment in 2012.

            Pennsylvania's annual average unemployment rate has been equivalent to the national average throughout the 2000s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 8.4% in 2012, compared to the 4.4% annual unemployment rate in 2007. As of August 2013, the most recent month for which data are available, the seasonally adjusted unemployment rate for the Commonwealth was 7.7%.

            Personal income in the Commonwealth for 2012 was $556.7 billion, an increase of 3.3% over the previous year. During the same period, national personal income increased at a rate of 4.2%. Based on the 2012 personal income estimates, per capita income for 2012 was at $43,616 in the Commonwealth compared to per capita income in the United States of $42,693.

            The Commonwealth's 2012 average hourly wage rate of $18.26 for manufacturing and production workers compared to the national average of $19.77 for 2011.

            Financial Condition
            --------------------

            The Commonwealth utilizes the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all obligations, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

            Financial information for the General Fund is maintained on a budgetary basis of accounting. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP").

      Financial Results for Recent Fiscal Years (Budgetary Basis)

            Fiscal 2013. The subdued level of economic recovery from the most recent national recession continued to impact the Commonwealth's revenue receipts during Fiscal Year 2013. General Fund revenues of the Commonwealth were above the certified estimate by $56.9 million or 0.2% during Fiscal Year 2013. Final Commonwealth General Fund revenues for the fiscal year totaled $28,646.9 million. Total Fiscal Year 2013 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27,258.2 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27,717.3 million, resulting in a preliminary operating balance for Fiscal Year 2014 of $320.347 million. However, after accounting for a positive Fiscal Year 2013 beginning balance of $672.581 million, the Commonwealth ended Fiscal Year 2013 with an unappropriated surplus balance of $540.918 million, which was the third straight year of securing a significant year-end unappropriated balance.

            General Fund revenues increased $968.9 million, or 3.5%, during Fiscal Year 2013 when measured on a year-over-year basis as compared to Fiscal Year 2012. Tax revenue collections grew $918.6 million, or 3.4%, on a year-over-year basis from Fiscal Year 2012 to Fiscal Year 2013 while non-tax revenue collections increased $50.3 million, or 9.5%, primarily from an increase in escheats from Fiscal Year 2012 to Fiscal Year 2013. Corporate tax receipts were $226.0 million higher than Fiscal Year 2012 levels.

            Fiscal 2012. The subdued level of the economic recovery from the most recent national recession continued to affect the Commonwealth's revenue receipts during Fiscal Year 2012. General Fund revenues of the Commonwealth were below the certified estimate by $162.8 million or 0.6% during Fiscal Year 2012. Final Commonwealth General Fund revenues for the fiscal year totaled $27,680.0 million. Total Fiscal Year 2012 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27,101.3 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27,534.4 million, resulting in a preliminary operating balance for Fiscal Year 2012 of -$433.3 million. However, after accounting for a positive fiscal year 2012 beginning balance of $1,072.8 million, the Commonwealth ended Fiscal Year 2012 with an unappropriated surplus balance of $659.0 million, which was the second largest (following the $1,072.8 million ending balance from Fiscal Year 2011) such unappropriated ending balance since prior to the last recession.

            General Fund revenues increased $180.8 million or 0.7% during Fiscal Year 2012 when measured on a year-over-year basis as compared to Fiscal Year 2011. Tax revenue collections grew $687.8 million or 2.6% on a year-over-year basis from Fiscal Year 2011 to Fiscal Year 2012 while non-tax revenue collections declined $507.2 million or 48.9%, primarily from a reduction in balance transfers from Fiscal Year 2011 to Fiscal Year 2012. Corporate tax receipts were $91.2 million lower than Fiscal Year 2011 levels. Year-over-year growth in corporate taxes was -3.1% during Fiscal Year 2012 as corporate net income tax collections decreased 5.1% and capital stock and franchise tax receipts increase 2.2% while collections from the gross receipts tax increased 8.6% on a year-over-year basis. Personal income taxes were $364.8 million above Fiscal Year 2011 actual collection and the year-over-year growth in personal income tax receipts was 3.5%. Personal income tax collections attributable to withholding increased by 3.5% or $282.9 million during Fiscal Year 2012 and tax collections from the non-withholding portion of the personal income tax increased 3.4% or $81.9 million on a year-over-year basis.

            Fiscal 2011. While unemployment rates remained at elevated levels within Pennsylvania, the Commonwealth's revenues and receipts benefitted from the moderate uptick in the national economy experienced during a portion of fiscal year 2011. General Fund revenues of the Commonwealth were above the certified estimate by $785.5 million or 2.9% during fiscal year 2011, the first time since fiscal year 2008. Final Commonwealth General Fund revenues for the fiscal year totaled $27,497.2 million. Total fiscal year 2011 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $26,983.8 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources (federal ARRA funding), were $25,616.8 million, resulting in a preliminary operating balance for fiscal year 2011 of $1,367.0 million. However, after accounting for a negative fiscal year 2010 beginning balance of $294.2 million, the Commonwealth ended fiscal year 2011 with an unappropriated surplus balance of $1,072.8 million, which was the largest such unappropriated ending balance since at least 1949, the earliest period for which such records are available. Additionally, the $1,072.8 million unappropriated ending balance during fiscal year 2011 was the largest such balance as a percent of the Commonwealth budget since at least fiscal year 1975.

            Revenues available to the Commonwealth, net of reserves for tax refunds and transfers from the Budget Stabilization Reserve Fund but including public health and human service assessments, decreased $184.8 million or 0.7% during fiscal year 2011. Public health and human service assessments decreased $8.8 million during fiscal year 2011 to $636.6 million.

            General Fund revenues decreased $150.9 million or 0.5% during fiscal year 2011 when measured on a year-over-year basis as compared to fiscal year 2010. However, this decline is due primarily to the use of the Budget Stabilization Reserve Fund and other such one-time balance transfers utilized during the 2010 fiscal year. Tax revenue collections grew $1,550.7 million or 6.2% on a year-over-year basis from fiscal year 2010 to fiscal year 2011 while non-tax revenue collections declined $1,701.6 million or 62.1%. Corporate tax receipts were $398.6 million above fiscal year 2010 levels.

            Financial Results for Recent Fiscal Years (GAAP Basis)
            -------------------------------------------------------

            Fiscal 2013. GAAP basis information for Fiscal Year 2013 is not available at this time.

            Fiscal 2012. At June 30, 2012, the General Fund reported a fund balance of $1,260.0 million, a decrease of $361.0 million (22.3%) from the reported $1,621.0 million balance at June 30, 2011. On a net basis, total assets increased by $261.0 million to $10,839.0 million. Liabilities increased by $622 million to $9,840.0 million. The negative change in fund balance for the General Fund for Fiscal Year 2012 of $361.0 million represents a decline from the net amount of changes in the fund balance of $1,336.0 million, which occurred during Fiscal Year 2011.

            General Fund tax revenues increased overall by $693 million (2.68%) during the Fiscal Year ended June 30, 2012. This overall increase is attributable to all tax types except the Corporation taxes and Cigarette taxes, which decreased by $154 million and $23 million when compared to the Fiscal Year ended June 30, 2011.

            Total General Fund expenditures decreased by 2.9% during the Fiscal Year ended June 30, 2012, by nearly $1.5 billion.

            Fiscal 2011. The General Fund balance at June 30, 2011, was $1,503.5 million, a $157.9 million (9.5%) decrease from the June 30, 2010 General Fund balance. Over the five fiscal years 2007 through 2011, revenues and other sources averaged an annual 1.9% increase. Expenditures and other uses during the same period averaged a 2.0% annual increase.

            Overall, total revenues decreased by $770 million during the fiscal year ended June 30, 2011; this represents a 13% decrease from the prior fiscal year. The most significant factor was an $859 million decrease in intergovernmental revenues, where Fiscal Year 2011 payments received from the Pennsylvania Turnpike Commission (PTC) under Act 44 of 2007 decreased by $300 million. Federal revenues (and transportation expenditures) decreased by $191 million due to Fiscal Year 2011 elimination of previously reported Federal pass-through grant amounts to political subdivisions. In addition, Federal revenues (and transportation expenditures) decreased by the return of $176 million in Federal revenues received on projects that did not result in construction and were subsequently converted to state-only projects during Fiscal Year 2011. Partially offsetting the intergovernmental revenues decrease were increases in tax revenues and licenses and fees.

            Overall, total expenditures decreased by $477 million during the fiscal year ended June 30, 2011; this represents a 9% decrease from the prior fiscal year. The combination of year-over-year changes in capital outlay ($46 million increase) and transportation ($533 million decrease) expenditures accounted for nearly all of the decrease in expenditures.

            Fiscal 2014 Budget
            -------------------

            The enacted Fiscal Year 2014 budget provides appropriations and executive authorizations, net of lapses and other reductions, totaling $28,375.869 million of Commonwealth funds against estimated revenues, net of tax refunds and including public health and human services assessments. The $534.969 million negative difference between estimated revenues and budgeted appropriations is to be mitigated by the drawdown of the $540.918 million ending balance from Fiscal Year 2013 and an estimated modest lapse of $1.5 million from prior-year legislative lapses. General Fund appropriations are anticipated to increase by $658.576 million, or 2.4% on a year-over-year basis, during Fiscal Year 2014.

            General Fund revenues from all sources are estimated to increase $443.954 million, or 1.6%, on a year-over-year basis during Fiscal Year 2014 after factoring in planned tax refunds expenditures. The enacted budget does not include any tax increases, but does implement several tax changes intended to catalyze positive economic growth and therefore increased state revenue proposed in the Governor's Executive Budget.

            The current Fiscal Year 2014 General Fund budget aims to keep spending in line with available resources without raising taxes in Pennsylvania. Administrative spending of the Commonwealth was again reduced and included the proposed elimination of more than 900 positions. There are approximately 3,000 fewer Commonwealth employees than there were three years ago.

            City of Philadelphia
            ---------------------

            Philadelphia is the largest city in the Commonwealth with an estimated population of 1,526,006 according to the 2010 U.S. Census.

            The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on September 17, 2013.

            No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $409.3 million in special tax revenue bonds outstanding as of June 30, 2013. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

            Commonwealth Debt
            ------------------

            The Constitution permits the Commonwealth to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for highway purposes, which is paid from Motor Vehicle Fund appropriations.

            Net outstanding general obligation debt totaled $10,860.3 million at June 30, 2013, a net increase of $132.8 million from June 30, 2012. Over the 10-year period ending June 30, 2013, total outstanding general obligation debt increased at an annual rate of 4.8%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 5.8%.

            Certain State-created organizations have statutory authorization to issue debt for which State appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

            Litigation
            -----------

            In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for Fiscal Year 2013 is $20.0 million.

VIRGINIA PORTFOLIO
------------------

            The Virginia Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Virginia ("Virginia" or the "Commonwealth") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Virginia securities. As a matter of fundamental policy, the Virginia Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Shares of the Virginia Portfolio are available only to Virginia residents.

            The following is based on information obtained from an Official Statement, dated November 5, 2013, relating to Virginia Public School Authority $45,075,000 School Financing Bonds (1997 Resolution) Series 2013B.

            Economic Climate
            -----------------

            The Commonwealth's 2012 estimated population of 8,185,867 was 2.6% of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,594 square miles of land area, its 2012 population density was 206.7 persons per square mile, compared with 88.7 persons per square mile for the United States.

            The Commonwealth is divided into five distinct regions -- a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.

            The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. metropolitan area. This is the fastest growing metropolitan area in the Commonwealth and had a 2012 population of 5,860,342 (including Washington's and Maryland's population of 1,876,614). Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications.

            According to the U.S. Department of Commerce, Virginians received over $385 billion in personal income in 2012. In 2012, Virginia had per capita income of $47,082, ranking seventh among the states and greater than the national average of $42,693. From 2003 to 2012, the Commonwealth's 3.4% average annual rate of growth in per capita income was more than the national growth rate of 3.2%. Much of Virginia's per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high-technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.

            Employment in the Information Services sector decreased by 17.8% from 2008 to 2012, which may in part be due to intense telecommunications competition. The Professional and Business Services sector, however, gained 3.2% over the same period. From 2008 to 2012, employment in the Financial Activities sector decreased by 0.3%. The Private Education and Health sector employment level increased by 8.8% from 2008 to 2012. The Leisure and Hospitality sector employment level increased by 2.3% over the same period.

            The Retail Trade sector decreased by 0.9% from 2008 to 2012. The Wholesale Trade sector decreased by 15.4% from 2007 to 2012.

            With Northern Virginia and Hampton Roads, the home of the nation's largest concentration of military installations, the federal government has a greater impact on the Commonwealth relative to its size than all states except Alaska and Hawaii. In 2012, federal government civilian employment in the Commonwealth averaged approximately 174,100, for an 8.9% gain between 2008 and 2012.

            State government employment averaged 158,100 in the Commonwealth for 2012, for a 2.7% increase between 2008 and 2012. Approximately 50% of state government employment is related to general government administration and 50% is related to higher education.

            Manufacturing employment dropped 12.3% between 2008 and 2012.

            The Commonwealth typically has one of the lowest unemployment rates in the nation, due in large part to the diversity of the Commonwealth's economy. During 2012, an average of 5.9% of the Commonwealth's population was unemployed, compared to 8.1% for the nation.

            Budgetary Process
            ------------------

            The Governor is required by statute to present a bill detailing his budget (the "Budget Bill") for the next biennium and a narrative summary of the bill to the General Assembly by December 20th in the year immediately prior to each even-year session. Under constitutional provisions, the Governor retains the right, in his review of legislative action on the Budget Bill, to suggest alterations to or to veto appropriations made by the General Assembly. After enactment, the Budget Bill becomes law (the "Appropriation Act").

            In the odd-year sessions of the General Assembly, amendments are considered to the Appropriation Act enacted in the previous year. The Governor submits a Budget Bill by December 20th that includes his proposed amendments. The Appropriation Act enacted in the odd-year session is effective upon passage by the General Assembly, whereas the regular biennial Appropriation Act is effective July 1, the beginning of the biennium.

            The 2010-12 Appropriation Act
            ------------------------------

            On December 18, 2009, then Governor Timothy M. Kaine presented the Budget Bill for the 2010-2012 biennium (House Bill 30/Senate Bill 30) (the "2010 Budget Bill").

            The 2010 General Assembly convened on January 13, 2010 and on January 16, 2010 Robert F. McDonnell was sworn in as the 71st Governor of Virginia. With the Commonwealth facing a budget shortfall of $4.2 billion, House Bill 30/Senate Bill 30 as introduced by former Governor Kaine was debated and amended.

            On March 14, 2010 the General Assembly adjourned. House Bill 30/Senate Bill 30 as approved by the General Assembly was transmitted to the Governor for review. Highlights of the General Assembly's spending action for the 2010-2012 biennium included: depositing $50 million into the Revenue Stabilization Fund in Fiscal Year 2012; providing $29.5 million to unfreeze the Local Composite Index (LCI) in Fiscal Year 2011; providing $174.1 over the biennium to those school divisions whose LCI is increasing; restoring $115.6 million to school divisions for Virginia Public School Authority technology grants; restoring $36.1 million in Medicaid waiver provider rates over the biennium; and providing $43.8 million towards Governor McDonnell's economic development promotion package.

            Budget reductions over the biennium included: $250 million over the biennium in targeted K-12; $360.2 million over the biennium in health and human resources mitigated by the receipt of enhanced Federal Medical Assistance Percentage (FMAP) funds; and $120 million in across the board reductions in aid to localities.

            On April 13, 2010, Governor McDonnell offered 96 amendments to House Bill 30/Senate Bill 30 to be considered at the reconvened session of the General Assembly on April 21, 2010. These amendments addressed three overarching themes: economic development and job creation; the provision of critical services; and technical amendments. The spending amendments totaled $42.1 million and were offset by amendments that would result in $51.0 million in savings or additional revenue over the biennium.

            The 2010 General Assembly reconvened on April 21, 2010 and on May 17, 2010, the 2010 Budget Bill was approved by Governor McDonnell and enacted as the 2010-12 Appropriation Act.

            The 2011 Amendments to the 2010-2012 Appropriation Act
            -------------------------------------------------------

            On December 17, 2010, Governor McDonnell presented his proposed amendments to Chapter 874, the 2010 Virginia Acts of Assembly (the "2011 Budget Bill") affecting the remainder of the 2010-2012 biennium. The Governor addressed unfunded liabilities and core services focusing on four top priorities:
Government Reform, Economic Development, Transportation, and Higher Education.

            The revised revenue forecast added $133.9 million in total net revenue for Fiscal Year 2011 and $149.1 million in Fiscal Year 2012, for a total of $283 million over the biennium. Although the revised revenue forecast went up slightly, the Governor called for $191.6 million in cuts, savings, and reprioritization across state government. Utilizing the work of the Government Reform and Restructuring Commission, the Governor identified savings from multiple sources, including: $24 million in reduced interest on bonds for college buildings; $1.4 million by reducing consultants in the tax department; and additional savings from reducing administrative expenses in the offices of the Governor, Lieutenant Governor, and Attorney General.

            The 2011 Budget Bill included the following initiatives: $25 million for a technology and research fund to leverage private and federal research dollars to develop commercialized products resulting from research; $3 million to support non-credit courses in the Virginia Community College System to strengthen workforce development efforts; and amendments to seek new money to recapitalize the Virginia Small Business Financing Authority, enhance tourism and marketing activities, and revitalize and redevelop rural and urban areas.

            The 2011 Budget Bill was considered by the 2011 General Assembly, which convened on January 12, 2011, and adjourned on February 26, 2011. The 2011 Budget Bill, as amended by the General Assembly, was submitted to the Governor for his approval. The Governor returned the amended bill to the General Assembly with 86 amendments for consideration at its one-day reconvened session held April 6, 2011. The General Assembly upheld all but 20 of the Governor's amendments. On May 2, 2011, the Governor vetoed one item and signed the bill. The 2011 Budget Bill became law on May 2, 2011, as Chapter 890 of the 2011 Virginia Acts of Assembly (the "2011 Appropriation Act").

            The 2012-14 Appropriation Act
            ------------------------------

            On December 19, 2011. Governor McDonnell presented the Budget Bill for the 2012-14 biennium that began July 1, 2012. The proposed 2012 Budget Bill was considered by the 2012 Session of the Virginia General Assembly, which convened on January 11, 2012. The General Assembly adjourned on March 10, 2012, without adopting a biennial budget and immediately convened in a special session to consider the reintroduced 2012 Budget Bill. On April 18, 2012, the General Assembly approved the 2012 Budget Bill and sent it to the Governor for signature. On May 4, 2012, the Governor offered 99 amendments, the most significant of which addressed two overarching themes: job creation and K-12 education. Other amendments were technical in nature.

            The General Assembly reconvened on May 14, 2012 and rejected 24 of the Governor's proposed amendments. On June 11, 2012, Governor McDonnell vetoed one item, ruled a second item unconstitutional, and signed the 2012 Budget Bill into law.

            The 2012-14 Appropriation Act became effective July 1, 2012, and honors the priorities Governor McDonnell set in the introduced budget. It prioritizes spending on the core functions of government; reduces the unfunded liabilities in the Virginia Retirement System; provides $33.7 million in new funding for economic development and private sector job creation; furnishes $30 million in Fiscal Year 2013 in new mental health funding; and directs $880.9 million in new funding to K-12 and higher educations systems. The 2012-14 Appropriation Act also provides additional deposits into the Revenue Stabilization Fund of $132.7 million in 2013 and $166.4 million as a preliminary appropriation for 2014.

            2013 Amendments to the 2012-14 Appropriation Act
            -------------------------------------------------

            On December 17, 2012, Governor McDonnell presented his proposed amendments to the 2012-14 Appropriation Act. In these amendments, the Governor addressed increased liquidity to guard against future economic uncertainty and the potential impact of federal spending reductions; increased support for instructional spending in public education; continued investments in higher education; improvements in funding availability for transportation; and improvements in support of localities.

            The Governor called for spending reductions through a combination of targeted savings, reduction plans, and other appropriation reductions. The Governor asked agencies to submit reduction plans equating to 4% of their general fund budgets. These plans produced a total of $58.8 million in savings. In addition, targeted reductions in Medicaid and Direct Aid to Public Education totaled $33.9 million.

            The 2013 amendments to the 2012 Appropriation Act became effective May 3, 2013.

            Litigation
            -----------

            The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of the Commonwealth.

            Additional Investment Policies and Practices
            ---------------------------------------------

            The following information about the Portfolios' investment policies and practices supplements the information set forth in the Prospectus.

            General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

            Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

            Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

            Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

            The Portfolios may invest in zero-coupon municipal securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero-coupon municipal securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

            Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

            Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

            Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

            Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper.

            Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

            Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

            Each Portfolio (other than the High Income Portfolio) will invest at least 75% of its total assets in municipal securities rated at the time of purchase Baa or higher (including Baa1, Baa2 and Baa3) by Moody's Investor Service, Inc. ("Moody's") or BBB or higher (including BBB+ and BBB-) by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch") or, if unrated, determined by the Adviser to be of comparable quality. For additional information on securities ratings, please see Appendix A.

            There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Portfolios' portfolios.

            Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 30 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values ("NAVs"), and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions. The achievement of the Portfolios' respective investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission ("SEC"), although from time to time there have been proposals which would require registration in the future.

            After purchase by a Portfolio, a municipal security may cease to be rated, its rating may be reduced below the minimum required for purchase by such Portfolio or it may default. These events do not require sales of such securities by the Portfolio, but the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with a Portfolio's quality criteria as described in the Prospectus.

            Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

            Proposals have been considered by Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of municipal securities for investment by a Portfolio and the NAV and yield of the Portfolio would be affected. In addition, the Adviser would likely need to reevaluate the Portfolios' investment objectives and policies.

Asset-Backed Securities, Mortgage-Related Securities and Structured Securities
------------------------------------------------------------------------------

            Each Portfolio may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of a Portfolio's investment, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Portfolio to tender the security prior to its stated maturity. A Portfolio will not purchase an asset-backed or derivatives security unless it has opinion of counsel in connection with the purchase that interest earned by the Portfolio from the securities is exempt from, as applicable, Federal and state income taxes.

            The Portfolios may invest in mortgage-related securities, which are typically securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks, and which are assembled for sale to investors (such as the Portfolio) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resale as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMRSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

            Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

            The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or U.S. Department of Veterans Affairs ("VA")-guaranteed mortgages.

            Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC are each a government-sponsored corporation or corporate instrumentality of the U.S. Government, respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but recently the GSEs have been paying dividends to the U.S. Treasury in a cumulative amount almost equal to the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and are now, in effect, backed by the full faith and credit of the U.S. Government. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.

            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            A Portfolio may invest in other forms of mortgage-related securities including CMOs, which are debt obligations of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of a "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche", is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

            A Portfolio may invest in SMRS, which are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped.

            A Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the U.S. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lead to illiquid markets in the sector.

            A Portfolio may also invest in commercial mortgage-backed securities, which are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties.

            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable and there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Portfolio's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

Derivatives
-----------

            A Portfolio may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives - options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Portfolio, are described below. Derivatives include listed and cleared transactions, where the Portfolio's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" ("OTC") transactions, where the Portfolio's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or to adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset, but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

            Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

            Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            o Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

            o Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            o Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

            o Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Portfolio's counterparty to perform its obligations under the transaction. If the counterparty defaults, a Portfolio will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Portfolio could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Portfolio. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Portfolio to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

                  New regulations affecting derivatives transactions now, or will soon, require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization will be substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions will be required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is expected to reduce, but not eliminate, counterparty risk. A Portfolio will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

            o Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            o Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

            o Regulatory Risk. The U.S. Government is in the process of adopting and implementing additional regulations governing derivatives markets, including clearing as discussed above, margin, reporting and registration requirements. While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict a Portfolio's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which a Portfolio invests and its ability to execute its investment strategy.

            o Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

            Other. A Portfolio may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA") and the rules adopted by the Commodity Futures Trading Commission ("CFTC") thereunder. Under CFTC rules, a registered investment company that conducts more than a minimal amount of trading in futures, commodity options, swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator ("CPO"). Under such rules, registered investment companies are subject to additional disclosure and reporting requirements. The Adviser and the Portfolios have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA with respect to the Portfolios and are not currently subject to these registration and reporting requirements under the CEA.

Use of Options, Futures, Forwards and Swaps by the Portfolios
-------------------------------------------------------------

            -- Options on Securities and Municipal and U.S. Government Securities. In an effort, among other things, to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered put and call options and purchase put and call options on securities, including municipal securities and U.S. Government securities. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In addition, the Portfolios may write covered straddles. There are no specific limitations on the writing and purchasing of options by the Portfolios.

            A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

            A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

            A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A Portfolio may write covered options or uncovered options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written. A put option written by a Portfolio is "covered" if the Portfolio holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. Uncovered options or "naked options" are riskier than covered options. For example, if a Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of a security.

            In contrast to other types of options, options on the yield "spread" or yield differential between two securities are based on the difference between the yields of designated securities. A Portfolio may also, as an example, write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            The Portfolios may write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

            A Portfolio may purchase or write options on securities of the types in which they are permitted to invest in privately-negotiated (i.e., over-the-counter) transactions. By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            -- Options on Securities Indices and Municipal and U.S. Government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

            A Portfolio may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.

            The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

            -- Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates or financial indices, including any index of U.S. Government securities. A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates or securities (through index futures or options).

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

            Purchases or sales of stock or bond index futures contracts are used for hedging or risk management purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolios would suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

            -- Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or the seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the reference obligation received by a Portfolio is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose the periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

            -- Swaps: Interest Rate Transactions. A Portfolio may enter into interest rate swaps, swaptions, and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest rate payments that the Portfolio is contractually obligated to receive.

            Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Portfolio will enter into bilateral swap agreements, including interest rate swap, swaption, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one nationally recognized statistical rating organization ("NRSRO") or counterparties with guarantors with debt securities having such a rating.

            -- Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

            - Total Return Swaps. The Portfolios may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Portfolios are subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolios will receive a payment from or make a payment to the counterparty. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

            The Portfolios may use forward commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made and the Portfolio assumes the rights and risks of ownership of the security but the Fund does not pay for the securities until they are received. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Portfolio's volatility of returns.

            When-issued securities and forward commitments may be sold prior to the settlement date. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV.

            Forward commitments include "to be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, FNMA, or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

            At the time the Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, the Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Portfolio will meet its obligations from the then-available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, the Portfolio may be adversely affected.

General
-------

            The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

            A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.

Effects of Borrowing and Use of Leverage
----------------------------------------

            A Portfolio, including, in particular, the High Income Portfolio, may use borrowings for investment purposes subject to the limits imposed by the 1940 Act.

            Borrowings by a Portfolio result in leveraging of the Portfolio's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Portfolio's investment objective and policies. The Adviser anticipates that the difference between the interest expense paid by the Portfolio on borrowings and the rates received by the Portfolio from its investment portfolio will provide the Portfolio's shareholders with a potentially higher yield. The Portfolios may also use leverage for investment purposes by entering into transactions such as forward contracts and Tender Option Bond ("TOBs") transactions. This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other fixed-income securities.

            Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Portfolio's shareholders. These include a higher volatility of the NAV of the Portfolio's shares. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net return than if the Portfolio were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market would be a greater decrease in NAV per share than if the Portfolio were not leveraged. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV. During periods of rising short-term interest rates, the interest paid on floaters in TOB transactions would increase, which may adversely affect the Portfolio's net returns. If rising interest rates coincide with a period of rising long-term rates, the value of long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Portfolio's NAV. In certain circumstances, adverse changes in interest rates or other events could cause a TOB Trust to terminate or collapse, potentially requiring a Portfolio to liquidate longer-term municipal securities at unfavorable prices to meet the Trust's outstanding obligations.

            Certain transactions, such as derivative transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a Portfolio to potential losses that, in some cases, may exceed the amount originally invested by the Portfolio. When a Portfolio engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretive releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Portfolio's exposure, on a marked-to-market or other relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Portfolios' restriction concerning senior securities. The segregation of assets is intended to enable a Portfolio to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Portfolio's exposure to loss.

Illiquid Securities
-------------------

            A Portfolio will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Portfolio's net assets would be invested in such securities. For this purpose, illiquid securities include, among others: (a) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter options and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Boards, will monitor the liquidity of restricted securities in each Portfolio's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of securities.

Investment in Exchange-Traded Funds and Other Investment Companies
------------------------------------------------------------------

            Each of the Portfolios may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which are based on supply and demand in the market for the ETF's shares, may differ from their NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

            A Portfolio may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Portfolio acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Loans of Portfolio Securities
-----------------------------

            A Portfolio may seek to increase income by lending portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan, and that the collateral will not be sufficient to replace the loaned securities upon the borrower's default. In determining whether to lend securities to a particular borrower, the Adviser (subject to the oversight of the Boards) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Fund in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            A Portfolio will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay a Portfolio amounts equal to any income or other distribution from the securities.

            A Portfolio may invest any cash collateral in a money market fund that complies with Rule 2a-7, has been approved by the Boards and is expected to be advised by the Adviser. Any such investment of cash collateral will be subject to the money market fund's investment risk. A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan. A Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When a Portfolio lends its securities, its investment performance will continue to reflect the value of securities on loan.

Preferred Stock
---------------

            Each Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate", which is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Portfolio.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Portfolio may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolios' rights. The Boards have established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolios enter into repurchase agreement transactions.

            A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike, a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. The Portfolio has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Short Sales
-----------

            A Portfolio may make short sales of securities or maintain a short position. A short sale is effected by selling a security that the Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Structured Products
-------------------

            A Portfolio may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and less expensive for a Portfolio than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product.

            Structured Notes and Indexed Securities: A Portfolio may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Tender Option Bond ("TOB") Transactions
---------------------------------------

            A Portfolio may enter into TOB transactions ("TOBs") in which the Portfolio sells a municipal security to a broker, which, in turn deposits the bond into a special purpose vehicle, which is generally organized as a trust, sponsored by the broker (the "Trust"). The Portfolio receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the Trust in return. The Trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities, sometimes referred to as "floaters", are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. Under certain circumstances, the Trust may be terminated or collapsed, either by the Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider. The Portfolio continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the SPV, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolio uses the cash received from the transaction for investment purposes, which involves leverage risk.

U.S. Government Securities
--------------------------

            U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the GNMA, the FHA, the VA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and the FHLMC (as discussed under "Asset-Backed Securities, Mortgage-Related Securities and Structured Securities"), and governmental CMOs. The securities of these entities are now in effect backed by the full faith and credit of the U.S. Government. The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

            U.S. Government securities also include zero-coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero-coupon securities are described in more detail in "Zero-Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Asset-Backed Securities, Mortgage-Related Securities and Structured Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

            Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

            Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

            TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

            Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

            U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating Rate Municipal or Other Fixed-Income Securities
----------------------------------------------------------------------------

            These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

When-Issued Securities and Forward Commitments
----------------------------------------------

            A Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

            At the time the Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

            If a Portfolio is fully or almost fully invested with "when-issued" or "forward commitment" transactions, the transactions may result in a form of leveraging. Leveraging the Portfolio in this manner may increase the volatility of the Portfolio's NAV.

Zero-Coupon Municipal or Other Securities
-----------------------------------------

            A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

            A Portfolio may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Portfolio may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

            Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by the Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

            Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

            Current federal tax law requires that a holder (such as a Portfolio) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Portfolios believe, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet their investment objectives.

Future Developments
-------------------

            A Portfolio may take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

Special Risk Considerations
---------------------------

            The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

            Many fixed-income securities, including certain municipal securities in which a Portfolio may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

            Non-rated municipal or other fixed-income securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

            A Portfolio may invest in lower-rated securities and the High Income Portfolio invests principally in lower-rated securities (commonly referred to as "junk bonds"), which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

            Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, a Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

            In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

Fundamental Investment Policies
-------------------------------

            The following fundamental investment policies may not be changed with respect to any Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio (1) 67% or more or the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares of the Portfolio, whichever is less.

            As a matter of fundamental policy, a Portfolio may not:

            (1) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

            (2)   issue any senior security (as that term is defined in the 1940
                  Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

            (3) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies;
                  (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (4) act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act; or

            (5) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

            As a fundamental policy, Arizona, Massachusetts, New Jersey, New York and Ohio Portfolios may not purchase or sell commodities regulated by the Commodity Futures Trading Commission under the CEA or commodities contracts except for futures contracts and options on futures contracts.

            As a fundamental policy, National, High Income, California, Michigan, Minnesota, Pennsylvania and Virginia Portfolios may purchase or sell commodities or options thereon to the extent permitted by applicable law.

            As a fundamental policy, each Portfolio is diversified (as that term is defined in the 1940 Act). This means that at least 75% of a Portfolio's assets consists of: (i) cash or cash items; (ii) government securities; (iii) securities of other investment companies; and (iv) securities of any one issuer that represent no more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of a Portfolio.

Non-Fundamental Investment Policy
---------------------------------

            The following is a description of an operating policy that the Portfolios have adopted but that is not fundamental and subject to change without shareholder approval.

            The Portfolios may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolios may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolios may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                            MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

Adviser
-------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under investment advisory agreements (the "Advisory Agreements") to provide investment advice and, in general, to conduct the management and investment program of the Funds under the supervision of the Funds' Boards (see "Management of the Funds" in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

            The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2013, totaling approximately $445 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of September 30, 2013, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

            AXA and its subsidiaries                          64.0%
            AllianceBernstein Holding, L.P.                   34.5
            Unaffiliated holders                               1.5
                                                          ------------
                                                             100.0%
                                                          ============

            AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P., ("Holding") is a Delaware limited partnership, the units of which ("Holding Units"), are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2013, AXA owned approximately 1.6% of the issued and outstanding assignments of beneficial ownership of the Holding Units.

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 64.6% economic interest in the Adviser as of September 30, 2013.

Advisory Agreements and Expenses
--------------------------------

            Under the Advisory Agreements, the Adviser furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Boards to act as officers and employees of the Portfolios. Such officers and employees, as well as certain directors or trustees of the Portfolios, may be employees of the Adviser or its affiliates.

            The Adviser is, under the Advisory Agreements, responsible for certain expenses incurred by the Portfolios including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Funds in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

            The Funds have, under the Advisory Agreements, assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Portfolios by the Adviser, each Portfolio may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Portfolios at cost and the payments therefore must be specifically approved by each Portfolio's Board. The Portfolios paid to the Adviser a total of $45,388, $44,079, $43,443 and $45,366 in respect of such services during the fiscal year of the Fund ended October 31, 2013 for the National, California, High Income and New York Portfolios, respectively, and a total of $46,822, $46,056, $47,179, $46,275, $46,463,
$47,028, $70,589 and $46,985 in respect of such services during the fiscal year of the Fund II ended September 30, 2013 for the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

            The Advisory Agreements continue in effect with respect to each Portfolio provided that such continuance is approved at least annually by a majority vote of the holders of the outstanding voting securities of such Portfolio or by a majority vote of the Fund's Directors or Trustees (the "Directors"), and, in either case, by a majority of the Directors who are not parties to the Advisory Agreements or interested persons of any such party as defined by the 1940 Act. Most recently, the Boards approved the continuance of the Advisory Agreements for each Portfolio for another annual term at their meetings held on November 5-7, 2013.

            Any material amendment to the Advisory Agreements must be approved by a vote of the outstanding securities of the relevant Portfolios and by the vote of a majority of the Directors who are not interested persons of the Portfolio or the Adviser.

            The Advisory Agreements are terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Effective September 7, 2004, under the terms of the Advisory Agreements, the Portfolios, except the High Income Portfolio, pay the Adviser ..45 of 1% of the first $2.5 billion, .40 of 1% of the next $2.5 billion and .35 of 1% of the excess over $5 billion of each Portfolio's average daily net assets. Effective December 17, 2009, the High Income Portfolio pays the Adviser a contractual advisory fee of .50 of 1.00% of the first $2.5 billon, .45 of 1.00% of the excess over $2.5 billon up to $5 billion and .40 of 1.00% of the excess over $5 billion of the Portfolio's average daily net assets. Such fees are accrued daily and paid monthly.

            The Adviser has contractually agreed for the period from the effective date of the Portfolio's Prospectus to the effective date of the subsequent Prospectus incorporating the Portfolio's annual financial statements (the "Period") to waive its fee and bear certain expenses so that total operational expenses, excluding interest expense, do not exceed the amounts noted for the Portfolios listed in the table below. These fee waiver and/or expense reimbursement agreements automatically extend each year unless the Adviser provides notice 60 days prior to the end of the Period.

Portfolio                       Share Class                       Expense Cap
---------                       -----------                       -----------
National Portfolio              Class A                           0.80%
                                Class B                           1.50%
                                Class C                           1.50%
                                Advisor Class                     0.50%

California Portfolio            Class A                           0.80%
                                Class B                           1.50%
                                Class C                           1.50%
                                Advisor Class                     0.50%

New York Portfolio              Class A                           0.80%
                                Class B                           1.50%
                                Class C                           1.50%
                                Advisor Class                     0.50%

Arizona Portfolio               Class A                           0.78%
                                Class B                           1.48%
                                Class C                           1.48%

Massachusetts Portfolio         Class A                           0.82%
                                Class B                           1.52%
                                Class C                           1.52%

Michigan Portfolio              Class A                           0.90%
                                Class B                           1.60%
                                Class C                           1.60%

Minnesota Portfolio             Class A                           0.90%
                                Class B                           1.60%
                                Class C                           1.60%

New Jersey Portfolio            Class A                           0.87%
                                Class B                           1.57%
                                Class C                           1.57%

Ohio Portfolio                  Class A                           0.85%
                                Class B                           1.55%
                                Class C                           1.55%

Pennsylvania Portfolio          Class A                           0.90%
                                Class B                           1.60%
                                Class C                           1.60%

Virginia Portfolio              Class A                           0.80%
                                Class B                           1.50%
                                Class C                           1.50%

High Income Portfolio           Class A                           0.80%
                                Class C                           1.50%
                                Advisor Class                     1.50%

            For the three most recent fiscal years of the Portfolios, the Adviser's advisory fees for each Portfolio were as follows:

                                                      Amounts waived
                                                      or Reimbursed under
                                                      Fee Waiver and/or Expense
Portfolio                       Advisory Fees         Reimbursement Agreement
---------                       -------------         -----------------------

National
2013                            $4,969,075              $686,403
2012                             4,436,262             1,010,697
2011                             3,902,370             1,039,593

High Income
2013                            $6,795,042            $1,165,235
2012                             4,446,659              $819,490
2011                             2,293,656               635,742

New York
2013                            $3,079,269              $376,624
2012                             2,950,562               623,409
2011                             2,680,820               721,844

California
2013                            $2,926,874              $340,448
2012                             3,006,543               586,798
2011                             2,981,311               661,662

Arizona
2013                              $771,761              $248,835
2012                               775,700               278,827
2011                               803,098               307,606

Massachusetts
2013                            $1,377,687              $187,162
2012                             1,304,587               175,351
2011                             1,202,320               196,478

Michigan
2013                              $424,385              $109,710
2012                               446,583                41,343
2011                               448,365                76,958

Minnesota
2013                              $477,490              $124,739
2012                               498,371               124,242
2011                               514,127               144,485

New Jersey
2013                              $724,660              $123,839
2012                               703,419               137,654
2011                               710,652               152,544

Ohio
2013                              $739,082              $174,581
2012                               712,317               175,924
2011                               710,865               176,601

Pennsylvania
2013                              $580,841              $117,372
2012                               595,901                53,557
2011                               583,709                73,408

Virginia
2013                            $1,329,722              $327,068
2012                             1,252,456               467,827
2011                             1,102,338               464,802

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the Adviser's clients (including a Portfolio) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Discovery Growth Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Risk Allocation Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Unconstrained Bond Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., The AllianceBernstein Pooling Portfolios, The AllianceBernstein Portfolios, Sanford
C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc., all open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein Multi-Manager Alternative Fund, AllianceBernstein California Municipal Income Fund, Inc., AllianceBernstein National Municipal Income Fund, and Alliance New York Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AllianceBernstein Fund Complex", while all of these investment companies, except the Sanford C. Bernstein Fund, Inc. and AllianceBernstein Multi-Manager Alternative Fund, are referred to collectively below as the "AllianceBernstein Funds".

Board of Directors Information
------------------------------

            Certain information concerning the Directors is set forth below.

                                                                OTHER
                                                  PORTFOLIOS    PUBLIC
                                                  IN            COMPANY
                               PRINCIPAL          ALLIANCE-     DIRECTORSHIPS
                               OCCUPATION(S)      BERNSTEIN     HELD BY
                               DURING PAST        FUND COMPLEX  DIRECTOR
NAME, ADDRESS,*                FIVE YEARS         OVERSEEN      IN THE PAST
AGE (YEAR AND ELECTED**)       OR LONGER          BY DIRECTOR   FIVE YEARS
------------------------       --------------     ------------- -------------

INDEPENDENT DIRECTORS

Chairman of the Board

Marshall C. Turner, Jr., # ^   Private Investor   100           Xilinx, Inc.
72                             since prior to                   (programmable
(2005)                         2009.  Former CEO                logic semi
                               of Dupont                        conductors)
                               Photomasks, Inc.                 and SunEdison
                               (components of                   Inc. (semi-
                               semi0conductor                   conductor
                               manufacturing),                  substrates,
                               2003-2006, and                   solar materials
                               interim CEO                      and solar power
                               1999-2000.                       plants) since
                               Interim CEO of                   prior to 2009
                               MEMC Electronic
                               Materials, Inc.
                               (semi-conductor
                               and solar cell
                               substrates) from
                               November 2008
                               until March 2009.
                               He has extensive
                               operating and
                               early-stage
                               investment
                               experience,
                               including prior
                               service as a
                               general partner of
                               three institutional
                               venture capital
                               partnerships,
                               and serves on the
                               boards of three
                               education and
                               science- related
                               non-profit
                               organizations.  He
                               has served as a
                               director of one
                               AllianceBernstein
                               fund since 1992,
                               and director or
                               trustee of
                               multiple
                               AllianceBernstein
                               funds since
                               2005.  He is
                               Chairman of the
                               AllianceBernstein
                               Funds since
                               January 2014.

John H. Dobkin, #              Independent        100           None
71                             Consultant
(1998)                         since prior to
                               2009. Formerly,
                               President of
                               Save Venice, Inc.
                               (preservation
                               organization)
                               from 2001-2002;
                               Senior Advisor
                               from June 1999-
                               June 2000 and
                               President of
                               Historic Hudson
                               Valley (historic
                               preservation)
                               from December
                               1989-May 1999.
                               Previously,
                               Director of the
                               National Academy
                               of Design. He has
                               served as a
                               director or
                               trustee of
                               various
                               AllianceBernstein
                               Funds since 1992.

Michael J. Downey, #           Private Investor   100           Asia Pacific
70                             since prior to                   Fund, Inc.
(2005)                         2009.  Formerly                  since prior to
                               managing partner                 2009, Prospect
                               of Lexington                     Acquisition
                               Capital, LLC                     Corp. (financial
                               (investment                      services) from
                               advisory firm)                   2007 until 2009
                               from December 1997               and The Merger
                               until December                   Fund since prior
                               2003.  From 1987                 to 2009 until
                               until 1993,                      2013
                               Chairman and CEO
                               of Prudential
                               Mutual Fund
                               Management,
                               director of the
                               Prudential
                               mutual funds,
                               and member of
                               the Executive
                               Committee of
                               Prudential
                               Securities Inc.
                               He has served
                               as a director
                               or trustee of the
                               AllianceBernstein
                               Funds since 2005
                               and is a director
                               and chairman of
                               one other
                               registered
                               investment company.

William H. Foulk, Jr., #, ##   Investment         100           None
81                             Adviser and an
(1998)                         Independent
                               Consultant
                               since prior to
                               2009. Previously,
                               he was Senior
                               Manager of
                               Barrett
                               Associates,
                               Inc., a
                               registered
                               investment
                               adviser.  He
                               was formerly
                               Deputy
                               Comptroller and
                               Chief Investment
                               Officer of the
                               State of New
                               York and, prior
                               thereto, Chief
                               Investment
                               Officer of the
                               New York Bank
                               for Savings. He
                               has served as a
                               director or
                               trustee of
                               various
                               AllianceBernstein
                               Funds since
                               1983 and has
                               been Chairman of
                               the Independent
                               Directors
                               Committee of the
                               AllianceBernstein
                               Funds since 2003.
                               He served as
                               Chairman of such
                               funds from 2003
                               through December
                               2013.

D. James Guzy, #               Chairman of the    100           PLX Technology
77                             Board of PLX                     (semi-
(2005)                         Technology                       conductors)
                               (semi-conductors)                since prior to
                               and of SRC                       2009 and Cirrus
                               Computers Inc.,                  Logic
                               with which he                    Corporation
                               has been                         (semi-
                               associated                       conductors)
                               since prior to                   since prior to
                               2009. He was a                   2009 and until
                               director of                      July 2011
                               Intel Corporation
                               (semi-conductors)
                               from 1969 until
                               2008, and served
                               as Chairman of
                               the Finance
                               Committee of such
                               company for
                               several years
                               until May 2008.
                               He has served as
                               a director or
                               trustee of one
                               or more of the
                               AllianceBernstein
                               Funds since 1982.

Nancy P. Jacklin, #            Professorial       100           None
65                             Lecturer at the
(2006)                         Johns Hopkins
                               School of Advanced
                               International
                               Studies since
                               2008. Formerly,
                               U.S. Executive
                               Director of the
                               International
                               Monetary Fund
                               (December
                               2002-May 2006);
                               Partner,
                               Clifford Chance
                               (1992-2002);
                               Sector Counsel,
                               International
                               Banking and
                               Finance, and
                               Associate
                               General Counsel,
                               Citicorp
                               (1985-1992);
                               Assistant
                               General Counsel
                               (International),
                               Federal Reserve
                               Board of
                               Governors
                               (1982-1985);
                               and Attorney
                               Advisor, U.S.
                               Department of
                               the Treasury
                               (1973-1982).
                               Member of the
                               Bar of the
                               District of
                               Columbia and of
                               New York; and
                               member of the
                               Council on
                               Foreign
                               Relations. She
                               has served as a
                               director or
                               trustee of the
                               AllianceBernstein
                               Funds since
                               2006.


Greenbacker
Renewable Energy
 Company LLC
(renewable
energy and
energy
efficiency
projects) from
August 2013 to
January 2014

Garry L. Moody, #              Independent        100           Greenbacker
61                             Consultant.                      Renewable Energy
(2008)                         Formerly, Partner,               Company LLC
                               Deloitte & Touche                (renewable
                               LLP (1995-2008)                  energy and
                               where he held a                  energy
                               number of senior                 efficiency
                               positions,                       projects) from
                               including Vice                   August 2013 to
                               Chairman, and                    January 2014
                               U.S. and Global
                               Investment
                               Management
                               Practice Managing
                               Partner;
                               President,
                               Fidelity
                               Accounting and
                               Custody Services
                               Company
                               (1993-1995);
                               and Partner,
                               Ernst & Young
                               LLP (1975-1993),
                               where he served
                               as the National
                               Director of
                               Mutual Fund Tax
                               Services and
                               Managing
                               Partner of its
                               Chicago Office
                               Tax department.
                               He is a member
                               of both the
                               Governing
                               Council of the
                               Independent
                               Directors
                               Council (IDC),
                               an organization
                               of independent
                               directors of
                               mutual funds,
                               and the Trustee
                               Advisory Board
                               of BoardIQ, a
                               biweekly
                               publication
                               focused on
                               issues and news
                               affecting
                               directors of
                               mutual funds.
                               He has served
                               as a director
                               or trustee, and
                               as Chairman of
                               the Audit
                               Committee, of the
                               AllianceBernstein
                               Funds since
                               2008.

Earl D. Weiner, #              Of Counsel, and    100           None
74                             Partner prior to
(2007)                         January 2007, of
                               the law firm
                               Sullivan &
                               Cromwell LLP
                               and member of ABA
                               Federal Regulation
                               of Securities
                               Committee Task
                               Force to draft
                               editions of the
                               Fund Director's
                               Guidebook. He
                               has served as
                               director or
                               trustee of the
                               AllianceBernstein
                               Funds since 2007
                               and is Chairman
                               of the Governance
                               and Nominating
                               Committees of the
                               Funds.

INTERESTED DIRECTOR

Robert M. Keith, +             Senior Vice        100           None
1345 Avenue of the Americas    President of
New York, NY  10105            the Adviser++
53                             and head of
(2010)                         AllianceBernstein
                               Investments,
                               Inc. ("ABI")++
                               since July
                               2008; Director
                               of ABI and
                               President of the
                               AllianceBernstein
                               Mutual Funds.
                               Previously, he
                               served as
                               Executive Managing
                               Director of ABI
                               from December
                               2006 to June
                               2008.  Prior to
                               joining ABI in
                               2006, Executive
                               Managing Director
                               of Bernstein
                               Global Wealth
                               Management, and
                               prior thereto,
                               Senior Managing
                               Director and
                               Global Head of
                               Client Service
                               and Sales of
                               the Adviser's
                               institutional
                               investment
                               management
                               business since
                               2004.  Prior
                               thereto, he was
                               Managing Director
                               and Head of North
                               American Client
                               Service and Sales
                               in the Adviser's
                               institutional
                               investment
                               management
                               business, with
                               which he had
                               been associated
                               since prior to
                               2004.


--------
* The address for each of the Fund's Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**    There is no stated term of office for the Funds' Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##    Member of the Fair Value Pricing Committee.

+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his various positions, including his position as a Senior Vice President of the Adviser.

++    The Adviser and ABI are affiliates of the Funds.

^     Mr. Turner became Chairman of the Board on January 1, 2014.

            The business and affairs of the Funds are overseen by the Boards. Directors who are not "interested persons" of the Funds as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Funds are referred to as "Interested Directors". Certain information concerning the Funds' governance structure and each Director is set forth below.

            Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of each Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            Each Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Each Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as Director of the Fund, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Funds and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the Independent Directors Committee since 2003, served as Chairman of the AllianceBernstein Funds from 2003 through December 2013 and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser, with responsibility to, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, has served as a director of Greenbacker Renewable Energy Company LLC and has served as a director or trustee and Chairman of the Audit Committee of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AllianceBernstein Funds since January 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of the AllianceBernstein Funds since 2007. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

            Board Structure and Oversight Function. The Boards are responsible for oversight of the Funds. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Boards are responsible for overseeing the Adviser and the Funds' other service providers in the operations of the Funds in accordance with the Funds' investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and each Fund's charter and bylaws. The Boards meet in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Value Pricing Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of each Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of the Boards' general oversight of the Funds' investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's independent compliance officer), its independent registered public accounting firm, and counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

            Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals. As a result of the foregoing and other factors the Funds' ability to manage risk is subject to substantial limitations.

            Board Committees. Each Fund's Board has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Boards in their oversight of the Funds' financial reporting process. The Audit Committee met three times each during the Funds' most recently completed fiscal years.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee met three times each during the Funds' most recently completed fiscal year.

            Each Fund's Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, the Adviser, shareholders and other appropriate sources.

            Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail their proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of a Portfolio of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds and the candidate's ability to qualify as an Independent Director or Trustee. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

            The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Funds made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Funds' NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during either of the Funds' most recently completed fiscal years.

            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met eight times during each Fund's most recently completed fiscal year.

            The dollar range of each Portfolio's securities owned by each Director and the aggregate dollar range of securities in the AllianceBernstein Fund Complex owned by each Director are set forth below.


                                        Dollar Range of Equity Securities in the Portfolios
                                                      As of December 31, 2013
                                                     ------------------------

                             NATIONAL              HIGH INCOME          NEW YORK        CALIFORNIA
                             PORTFOLIO             PORTFOLIO            PORTFOLIO       PORTFOLIO
                             ---------             ---------            ---------       ---------
John H. Dobkin               None                  None                 None            None
Michael J. Downey            None                  None                 None            None
William H. Foulk, Jr.        None                  None                 None            None
D. James Guzy                None                  None                 None            None
Nancy P. Jacklin             $50,001-$100,000      None                 None            None
Robert M. Keith              None                  None                 None            None
Garry L. Moody               None                  None                 None            None
Marshall C. Turner, Jr.      None                  None                 None            None
Earl D. Weiner               None                  $10,001-$50,000      None            None

                             ARIZONA               MASSACHUSETTS        MICHIGAN        MINNESOTA
                             PORTFOLIO             PORTFOLIO            PORTFOLIO       PORTFOLIO
                             ---------             ---------            ---------       ---------

John H. Dobkin               None                  None                 None            None
Michael J. Downey            None                  None                 None            None
William H. Foulk, Jr.        None                  None                 None            None
D. James Guzy                None                  None                 None            None
Nancy P. Jacklin             None                  None                 None            None
Robert M. Keith              None                  None                 None            None
Garry L. Moody               None                  None                 None            None
Marshall C. Turner, Jr.      None                  None                 None            None
Earl D. Weiner               None                  None                 None            None


                             NEW JERSEY            OHIO                 PENNSYLVANIA    VIRGINIA
                             PORTFOLIO             PORTFOLIO            PORTFOLIO       PORTFOLIO
                             ---------             ---------            ---------       ---------


John H. Dobkin               None                  None                 None            None
Michael J. Downey            None                  None                 None            None
William H. Foulk, Jr.        None                  None                 None            None
D. James Guzy                None                  None                 None            None
Nancy P. Jacklin             None                  None                 None            None
Robert M. Keith              None                  None                 None            None
Garry L. Moody               None                  None                 None            None
Marshall C. Turner, Jr.      None                  None                 None            None
Earl D. Weiner               None                  None                 None            None



                                          AGGREGATE DOLLAR RANGE OF
                                          EQUITY SECURITIES IN THE
                                          ALLIANCEBERNSTEIN FUND
                                          COMPLEX AS OF DECEMBER 31, 2013
                                          --------------------------------

John H. Dobkin                            Over $100,000
Michael J. Downey                         Over $100,000
William H. Foulk, Jr.                     Over $100,000
D. James Guzy                             Over $100,000
Nancy P. Jacklin                          Over $100,000
Robert M. Keith                               None
Garry L. Moody                            Over $100,000
Marshall C. Turner, Jr.                   Over $100,000
Earl D. Weiner                            Over $100,000

Officer Information
-------------------

            Certain information concerning each Fund's officers is set forth below.

NAME, ADDRESS*                  POSITION(S)          PRINCIPAL OCCUPATION
AND AGE                         HELD WITH FUND       DURING PAST 5 YEARS
---------------                 ---------------      -------------------------

Robert M. Keith,                President and        See biography above.
53                              Chief Executive
                                Officer

Philip L. Kirstein,             Senior Vice          Senior Vice President
68                              Independent          President and and
                                Compliance           Independent Compliance
                                Officer              Officer of the Funds in the
                                                     AllianceBernstein Fund
                                                     Complex, with which he
                                                     has been associated
                                                     since October 2004.
                                                     Prior thereto, he was Of
                                                     Counsel to Kirkpatrick &
                                                     Lockhart, LLP from
                                                     October 2003 to October
                                                     2004, and General
                                                     Counsel of Merrill Lynch
                                                     Investment Managers,
                                                     L.P. since prior to
                                                     March 2003.

Douglas J. Peebles,             Senior Vice Senior   Vice President of
48                                                   President the Adviser,**
                                                     with which he has been
                                                     associated since prior
                                                     to 2009.

Robert B. (Guy) Davidson III,   Senior Vice          Senior Vice President of
52                              President            the Adviser,** with
                                                     which he has been
                                                     associated since prior
                                                     to 2009.

Michael G. Brooks,              Vice President       Senior Vice President of
65                                                   the Adviser,** with
                                                     which he has been
                                                     associated since prior
                                                     to 2009.

Fred S. Cohen,                  Vice President       Senior Vice President of
55                                                   the Adviser,** with
                                                     which he has been
                                                     associated since prior
                                                     to 2009.

Wayne D. Godlin,                Vice President       Senior Vice President of
52                                                   the Adviser,** with
                                                     which he has been
                                                     associated since
                                                     December 2009.  Prior
                                                     thereto, he was an
                                                     investment manager and a
                                                     Managing Director of Van
                                                     Kampen Asset Management
                                                     with which he had been
                                                     associated since prior
                                                     to 2009.

Terrance T. Hults,              Vice President       Senior Vice President of
47                                                   the Adviser,** with
                                                     which he has been
                                                     associated since prior
                                                     to 2009.

Emilie D. Wrapp,                Secretary            Senior Vice President,
58                                                   Assistant General
                                                     Counsel and Assistant
                                                     Secretary of ABI,** with
                                                     which she has been
                                                     associated since prior
                                                     to 2009.

Joseph J. Mantineo,             Treasurer and        Senior Vice President of
54                              Chief Financial      ABIS,** with which he
                                Officer              has been associated
                                                     since prior to 2009.

Vincent S. Noto                 Chief Compliance     Chief Compliance Officer
49                              Officer              of the AllianceBernstein
                                                     Funds, and Vice
                                                     President of ABIS,** with
                                                     which he has been
                                                     associated since prior
                                                     to 2009.

Phyllis J. Clarke,              Controller           Vice President of the
53                                                   ABIS,** with which she
                                                     has been associated
                                                     since prior to 2009.


--------
* The address for each of the Funds' officers is 1345 Avenue of the Americas, New York, NY 10105.

**    The Adviser, ABI and ABIS are affiliates of the Funds.

            The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered "interested persons" of a Portfolio. The aggregate compensation paid to each of the Directors by the Portfolios during their fiscal years ended October 31, 2013 and September 30, 2013, the aggregate compensation paid to each of the Directors during calendar year 2013 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the registered investment company nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its Directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                        Aggregate             Aggregate
Name of Director                        Compensation          Compensation
of the Fund                             From the Fund I       from the Fund II
-----------                             ----------------      -----------------

John H. Dobkin                           $  6,488             $  6,492
Michael J. Downey                        $  6,488             $  6,492
William H. Foulk, Jr.                    $ 12,112             $ 12,120
D. James Guzy                            $  6,488             $  6,492
Nancy P. Jacklin                         $  6,488             $  6,492
Robert M. Keith                          $      0             $      0
Garry L. Moody                           $  7,320             $  7,322
Marshall C. Turner, Jr.                  $  6,488             $  6,492
Earl D. Weiner                           $  6,936             $  6,944


                                                               Total
                                              Total            Number of
                                              Number of        Investment
                                              Investment       Portfolios
                                              Companies in     within the
                                              the Alliance-    Alliance-
                            Total             Bernstein        Bernstein
                            Compensation      Fund Complex,    Fund Complex,
                            from the          Including the    Including the
                            Alliance-         Fund, as to      Fund, as to
                            Bernstein         which the        which the
                            Fund Complex,     Director is      Director is
Name of Director            Including         a Director       a Director
or Fund                     the Funds         or Trustee       or Trustee
----------------            ------------      ------------     --------------

John H. Dobkin              $262,000          31               100
Michael J. Downey           $262,000          31               100
William H. Foulk, Jr.       $487,000          31               100
D. James Guzy               $262,000          31               100
Nancy P. Jacklin            $262,000          31               100
Robert M. Keith             $      0          31               100
Garry L. Moody              $297,000          31               100
Marshall C. Turner, Jr.     $262,000          31               100
Earl D. Weiner              $280,000          31               100

            As of January 10, 2014, the Directors and officers of each of the Funds, as a group owned less than 1% of the shares of each Fund.

Additional Information About the Portfolios' Portfolio Managers
---------------------------------------------------------------

            The management of, and investment decisions for, the Portfolios' portfolios are made by the Municipal Bond Investment Team. The investment professionals(1) with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Michael G. Brooks, Fred S. Cohen (except for High Income Portfolio), R. B. (Guy) Davidson III, Wayne Godlin and Terrance T. Hults. For additional information about the portfolio management of each Portfolio, see "Management of the Funds - Portfolio Managers" in the Funds' Prospectus.

--------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            The dollar ranges(2) of the Portfolios' equity securities owned directly or beneficially by the Portfolios' portfolio managers as of October 31, 2013 for the High Income Municipal Portfolio and the New York Portfolio are set forth below. The Portfolios' portfolio managers did not directly or beneficially own equity securities in any of the other Portfolios as of October 31, 2013 and September 30, 2013, as applicable.

--------
(2) The ranges presented include any vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").


                        HIGH INCOME MUNICIPAL PORTFOLIO
                       --------------------------------

Michael G. Brooks                                             None
Fred S. Cohen                                                 None
Robert B. (Guy) Davidson, III                                 None
Wayne D. Godlin                                               None
Terrance T. Hults                                       $10,001-$50,000

                               NEW YORK PORTFOLIO
                              -------------------

Michael G. Brooks                                             None
Fred S. Cohen                                                 None
Robert B. (Guy) Davidson, III                                 None
Wayne D. Godlin                                               None
Terrance T. Hults                                       $10,001-$50,000

            As of September 30, 2013 and October 31, 2013, employees of the Adviser had approximately $93,898,403 and $96,058,819, respectively, invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies (other than the Portfolios), other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2013 with regard to the National, High Income, California and New York Portfolios, and as of September 30, 2013 with regard to the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios.

- National Portfolio

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                            Total        Total        Registered    Registered
                            Number of    Assets of    Investment    Investment
                            Registered   Registered   Companies     Companies
                            Investment   Investment   Managed with  Managed with
                            Companies    Companies    Performance-  Performance-
Portfolio Manager           Managed      Managed      based Fees    based Fees
-----------------           --------     --------     -----------   -----------

Michael Brooks                32       $16,414,000,000     None          None
Fred S. Cohen                 32       $16,414,000,000     None          None
Robert B. (Guy) Davidson III  32       $16,414,000,000     None          None
Wayne D. Godlin               32       $16,414,000,000     None          None
Terrance T. Hults             32       $16,414,000,000     None          None


- High Income Municipal Portfolio


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                            Total        Total        Registered    Registered
                            Number of    Assets of    Investment    Investment
                            Registered   Registered   Companies     Companies
                            Investment   Investment   Managed with  Managed with
                            Companies    Companies    Performance-  Performance-
Portfolio Manager           Managed      Managed      based Fees    based Fees
-----------------           --------     --------     -----------   -----------

Michael Brooks                  32     $16,177,000,000    None          None
Robert B. (Guy) Davidson III    32     $16,177,000,000    None          None
Wayne D. Godlin                 32     $16,177,000,000    None          None
Terrance T. Hults               32     $16,177,000,000    None          None


- California Portfolio


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                            Total         Total       Registered    Registered
                            Number of     Assets of   Investment    Investment
                            Registered    Registered  Companies     Companies
                            Investment    Investment  Managed with  Managed with
                            Companies     Companies   Performance-  Performance-
Portfolio Manager           Managed       Managed     based Fees    based Fees
-----------------           --------      --------    -----------   -----------

Michael Brooks                32       $16,788,000,000   None          None
Fred S. Cohen                 32       $16,788,000,000   None          None
Robert B. (Guy) Davidson III  32       $16,788,000,000   None          None
Wayne D. Godlin               32       $16,788,000,000   None          None
Terrance T. Hults             32       $16,788,000,000   None          None


- New York Portfolio


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                            Total         Total       Registered    Registered
                            Number of     Assets of   Investment    Investment
                            Registered    Registered  Companies     Companies
                            Investment    Investment  Managed with  Managed with
                            Companies     Companies   Performance-  Performance-
Portfolio Manager           Managed       Managed     based Fees    based Fees
-----------------           --------      --------    -----------   -----------

Michael Brooks                32       $16,809,000,000   None         None
Fred S. Cohen                 32       $16,809,000,000   None         None
Robert B. (Guy) Davidson III  32       $16,809,000,000   None         None
Wayne D. Godlin               32       $16,809,000,000   None         None
Terrance T. Hults             32       $16,809,000,000   None         None


- High Income Municipal Portfolio


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number        Assets
                            Total        Total        of Other      of Other
                            Number       Assets       Pooled        Pooled
                            of Other     of Other     Investment    Investment
                            Pooled       Pooled       Vehicles      Vehicles
                            Investment   Investment   Managed with  Managed with
                            Vehicles     Vehicles     Performance-  Performance-
Portfolio Manager           Managed      Managed      based Fees    based Fees
-----------------           -------      -------      ----------    ----------

Michael Brooks                 5        $345,000,000     None          None
Robert B. (Guy) Davidson III   5        $345,000,000     None          None
Wayne D. Godlin                5        $345,000,000     None          None
Terrance T. Hults              5        $345,000,000     None          None


- High Income Municipal Portfolio


--------------------------------------------------------------------------------
                               OTHER ACCOUNTS(3)
--------------------------------------------------------------------------------

                                                     Number
                             Total     Total         of Other      Total Assets
                             Number    Assets        Accounts      of Other
                             of Other  of Other      Managed with  Accounts with
                             Accounts  Accounts      Performance-  Performance-
Portfolio Manager            Managed   Managed       based Fees    based Fees
-----------------            -------   -------       ----------    ----------

Michael Brooks                 1,624  $11,645,000,000    2          $338,000,000
Robert B. (Guy) Davidson III   1,624  $11,645,000,000    2          $338,000,000
Wayne D. Godlin                1,624  $11,645,000,000    2          $338,000,000
Terrance T. Hults              1,624  $11,645,000,000    2          $338,000,000

--------
(3) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client's tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.


- California, New York and National Portfolios


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number        Assets
                             Total       Total        of Other      of Other
                             Number      Assets       Pooled        Pooled
                             of Other    of Other     Investment    Investment
                             Pooled      Pooled       Vehicles      Vehicles
                             Investment  Investment   Managed with  Managed with
                             Vehicles    Vehicles     Performance-  Performance-
Portfolio Manager            Managed     Managed      based Fees    based Fees
-----------------            -------     -------      ----------    ----------

Michael Brooks                   5       $345,000,000    None            None
Fred S. Cohen                    5       $345,000,000    None            None
Robert B. (Guy) Davidson III     5       $345,000,000    None            None
Wayne D. Godlin                  5       $345,000,000    None            None
Terrance T. Hults                5       $345,000,000    None            None


- California, New York and National Portfolios


--------------------------------------------------------------------------------
                               OTHER ACCOUNTS(4)
--------------------------------------------------------------------------------

                                                     Number
                             Total     Total         of Other      Total Assets
                             Number    Assets        Accounts      of Other
                             of Other  of Other      Managed with  Accounts with
                             Accounts  Accounts      Performance-  Performance-
Portfolio Manager            Managed   Managed       based Fees    based Fees
-----------------            -------   -------       ----------    ----------

Michael Brooks                 1,624  $11,645,000,000    2         $338,000,000
Fred S. Cohen                  1,624  $11,645,000,000    2         $338,000,000
Robert B. (Guy) Davidson III   1,624  $11,645,000,000    2         $338,000,000
Wayne D. Godlin                1,624  $11,645,000,000    2         $338,000,000
Terrance T. Hults              1,624  $11,645,000,000    2         $338,000,000


--------
(4) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client's tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.


- Arizona Portfolio

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                       Number of    Assets of
                            Total        Total         Registered   Registered
                            Number of    Assets of     Investment   Investment
                            Registered   Registered    Companies    Companies
                            Investment   Investment    Managed with Managed with
                            Companies    Companies     Performance- Performance-
Portfolio Manager           Managed      Managed       based Fees   based Fees
-----------------           --------     --------      -----------  -----------

Michael Brooks                 32      $17,253,000,000     None        None
Fred S. Cohen                  32      $17,253,000,000     None        None
Robert B. (Guy) Davidson III   32      $17,253,000,000     None        None
Wayne D. Godlin                32      $17,253,000,000     None        None
Terrance T. Hults              32      $17,253,000,000     None        None


- Massachusetts Portfolio

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                            Total       Total         Registered    Registered
                            Number of   Assets of     Investment    Investment
                            Registered  Registered    Companies     Companies
                            Investment  Investment    Managed with  Managed with
                            Companies   Companies     Performance-  Performance-
Portfolio Manager           Managed     Managed       based Fees    based Fees
-----------------           --------    --------      -----------   -----------

Michael Brooks                  32     $17,133,000,000    None          None
Fred S. Cohen                   32     $17,133,000,000    None          None
Robert B. (Guy) Davidson III    32     $17,133,000,000    None          None
Wayne D. Godlin                 32     $17,133,000,000    None          None
Terrance T. Hults               32     $17,133,000,000    None          None


- Michigan Portfolio

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                            Total         Total       Registered    Registered
                            Number of     Assets of   Investment    Investment
                            Registered    Registered  Companies     Companies
                            Investment    Investment  Managed with  Managed with
                            Companies     Companies   Performance-  Performance-
Portfolio Manager           Managed       Managed     based Fees    based Fees
-----------------           --------      --------    -----------   -----------

Michael Brooks                32       $17,330,000,000   None          None
Fred S. Cohen                 32       $17,330,000,000   None          None
Robert B. (Guy) Davidson III  32       $17,330,000,000   None          None
Wayne D. Godlin               32       $17,330,000,000   None          None
Terrance T. Hults             32       $17,330,000,000   None          None


- Minnesota Portfolio


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                            Total         Total       Registered    Registered
                            Number of     Assets of   Investment    Investment
                            Registered    Registered  Companies     Companies
                            Investment    Investment  Managed with  Managed with
                            Companies     Companies   Performance-  Performance-
Portfolio Manager           Managed       Managed     based Fees    based Fees
-----------------           --------      --------    -----------   -----------

Michael Brooks                32       $17,310,000,000   None          None
Fred S. Cohen                 32       $17,310,000,000   None          None
Robert B. (Guy) Davidson III  32       $17,310,000,000   None          None
Wayne D. Godlin               32       $17,310,000,000   None          None
Terrance T. Hults             32       $17,310,000,000   None          None


- New Jersey Portfolio


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                            Total        Total        Registered    Registered
                            Number of    Assets of    Investment    Investment
                            Registered   Registered   Companies     Companies
                            Investment   Investment   Managed with  Managed with
                            Companies    Companies    Performance-  Performance-
Portfolio Manager           Managed      Managed      based Fees    based Fees
-----------------           --------     --------     -----------   -----------

Michael Brooks                32       $17,255,000,000   None          None
Fred S. Cohen                 32       $17,255,000,000   None          None
Robert B. (Guy) Davidson III  32       $17,255,000,000   None          None
Wayne D. Godlin               32       $17,255,000,000   None          None
Terrance T. Hults             32       $17,255,000,000   None          None


- Ohio Portfolio


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                            Total        Total        Registered    Registered
                            Number of    Assets of    Investment    Investment
                            Registered   Registered   Companies     Companies
                            Investment   Investment   Managed with  Managed with
                            Companies    Companies    Performance-  Performance-
Portfolio Manager           Managed      Managed      based Fees    based Fees
-----------------           --------     --------     -----------   -----------

Michael Brooks                 32      $17,259,000,000    None          None
Fred S. Cohen                  32      $17,259,000,000    None          None
Robert B. (Guy) Davidson III   32      $17,259,000,000    None          None
Wayne D. Godlin                32      $17,259,000,000    None          None
Terrance T. Hults              32      $17,259,000,000    None          None


- Pennsylvania Portfolio


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                            Total         Total       Registered    Registered
                            Number of     Assets of   Investment    Investment
                            Registered    Registered  Companies     Companies
                            Investment    Investment  Managed with  Managed with
                            Companies     Companies   Performance-  Performance-
Portfolio Manager           Managed       Managed     based Fees    based Fees
-----------------           --------      --------    -----------   -----------

Michael Brooks                32       $17,289,000,000   None           None
Fred S. Cohen                 32       $17,289,000,000   None           None
Robert B. (Guy) Davidson III  32       $17,289,000,000   None           None
Wayne D. Godlin               32       $17,289,000,000   None           None
Terrance T. Hults             32       $17,289,000,000   None           None


- Virginia Portfolio


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                            Total         Total       Registered    Registered
                            Number of     Assets of   Investment    Investment
                            Registered    Registered  Companies     Companies
                            Investment    Investment  Managed with  Managed with
                            Companies     Companies   Performance-  Performance-
Portfolio Manager           Managed       Managed     based Fees    based Fees
-----------------           --------      --------    -----------   -----------

Michael Brooks                 32      $17,155,000,000   None          None
Fred S. Cohen                  32      $17,155,000,000   None          None
Robert B. (Guy) Davidson III   32      $17,155,000,000   None          None
Wayne D. Godlin                32      $17,155,000,000   None          None
Terrance T. Hults              32      $17,155,000,000   None          None



- All Portfolios of Fund II


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                     Number         Assets
                            Total       Total        of Other       of Other
                            Number      Assets       Pooled         Pooled
                            of Other    of Other     Investment     Investment
                            Pooled      Pooled       Vehicles       Vehicles
                            Investment  Investment   Managed with   Managed with
                            Vehicles    Vehicles     Performance-   Performance-
Portfolio Manager           Managed     Managed      based Fees     based Fees
-----------------           -------     -------      ----------     ----------

Michael Brooks                 5       $317,000,000      None          None
Fred S. Cohen                  5       $317,000,000      None          None
Robert B. (Guy) Davidson III   5       $317,000,000      None          None
Wayne D. Godlin                5       $317,000,000      None          None
Terrance T. Hults              5       $317,000,000      None          None


- All Portfolios of Fund II


--------------------------------------------------------------------------------
                               OTHER ACCOUNTS(5)
--------------------------------------------------------------------------------

                                                     Number
                             Total       Total       of Other      Total Assets
                             Number      Assets      Accounts      of Other
                             of Other    of Other    Managed with  Accounts with
                             Accounts    Accounts    Performance-  Performance-
Portfolio Manager            Managed     Managed     based Fees    based Fees
-----------------            -------     -------     ----------    ----------

Michael Brooks                1,629   $11,731,000,000   3          $336,000,000
Fred S. Cohen                 1,629   $11,731,000,000   3          $336,000,000
Robert B. (Guy) Davidson III  1,629   $11,731,000,000   3          $336,000,000
Wayne D. Godlin               1,629   $11,731,000,000   3          $336,000,000
Terrance T. Hults             1,629   $11,731,000,000   3          $336,000,000


--------
(5) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client's tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Portfolios. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

            Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Portfolios' Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolios do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------

                             EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

Distribution Services Agreements
--------------------------------

            Each Fund has entered into a Distribution Services Agreement ("Agreement") with ABI, the Funds' principal underwriter, to permit ABI to distribute the Portfolios' shares and to permit the Portfolio to pay distribution services fees to defray expenses associated with the distribution of the Portfolios' Class A, Class B and Class C shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (each a "Rule 12b-1 Plan").

            In approving the Rule 12b-1 Plan, the Directors determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Funds and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Rule 12b-1 Plan continues in effect with respect to each class of a Portfolio so long as such continuance is specifically approved at least annually by the Directors and by a majority of the Directors who are not parties to the Agreements or "interested persons," as defined in the 1940 Act, of any such party (other than as Directors or Trustees of the Funds) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto ("Qualified Directors"). Most recently, continuance of the Agreements was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of Qualified Directors at their meetings held on November 5-7, 2013.

            All material amendments to the Rule 12b-1 Plan will become effective only upon approval as provided in the preceding paragraph, and the 12b-1 Plan may not be amended in order to increase materially the costs that the Portfolios may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of a Portfolio or the class or classes of the Portfolio affected. The Agreement may be terminated (a) by the Portfolio without penalty at any time by a majority vote of the holders of the Portfolio's outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Rule 12b-1 Plan or Agreement, any party must give the other parties 60 days' written notice except that a Portfolio may terminate the Rule 12b-1 Plan without giving prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Rule 12b-1 Plan is of a type known as a "reimbursement plan", which means that it reimburses the distributor for the actual costs of services rendered.

            In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A, Class B or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to ABI with respect to that class and (ii) the Portfolio would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges ("CDSCs") and distribution services fees on the Class B and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

            With respect to Class A shares of the Funds, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Funds in subsequent fiscal years. ABI's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under each Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as each Rule 12b-1 Plan is in effect.

            Pursuant to the Plan, each class of each Portfolio pays ABI a Rule 12b-1 distribution services fee which may not exceed an annual rate of 0.30% of a Portfolio's aggregate average daily net assets attributable to the Class A shares and 1.00% of a Portfolio's aggregate average daily net assets attributable to the Class B shares and Class C shares to compensate ABI for distribution expenses. The Plan provides that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate daily net assets of a Portfolio attributable to each of the Class A, Class B and Class C shares constitutes a service fee that ABI will use for personal services and/or the maintenance of shareholder accounts.

            During the fiscal year ended October 31, 2013, for the National, High Income, New York and California Portfolios, and during the fiscal year ended September 30, 2013, for the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                  Percentage Per Annum
                     Distribution Services        of the Aggregate
                     Fees for Expenditures        Average Daily Net Assets
Portfolio            Payable to ABI               Attributable to Class A Shares
---------            ----------------------       ------------------------------

National                $2,222,387                      0.30%
High Income             $1,969,256                      0.30%
New York                $1,660,318                      0.30%
California              $1,528,241                      0.30%
Arizona                 $  406,205                      0.30%
Massachusetts           $  695,733                      0.30%
Michigan                $  200,230                      0.30%
Minnesota               $  251,794                      0.30%
New Jersey              $  368,505                      0.30%
Ohio                    $  358,503                      0.30%
Pennsylvania            $  300,972                      0.30%
Virginia                $  668,751                      0.30%

--------------------------------------------------------------------------------


            Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class A shares were as follows:


Category                  National      High Income   New York     California    Arizona     Massachusetts     Michigan
of Expense                Portfolio     Portfolio     Portfolio    Portfolio     Portfolio   Portfolio         Portfolio
----------                ---------     ---------     ---------    ---------     ---------   ---------         ---------
Advertising/
Marketing                 $    7,740    $    6,895    $    5,786   $    5,343    $  1,521    $    2,591        $     757

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders              $      466    $      391    $      360   $      308    $    201    $      340        $     110

Compensation to
Underwriters              $  309,558    $  273,407    $  231,893   $  213,134    $ 56,576    $   96,944        $  27,923

Compensation to
Dealers                   $2,524,910    $3,059,499    $1,885,637   $1,655,569    $430,314    $  800,313        $ 212,004

Compensation to Sales
Personnel                 $  139,459    $  304,827    $  136,495   $   43,335    $ 13,475    $   40,851        $   9,423

Interest, Carrying or
Other Financing
Charges                   $        0    $        0    $        0   $        0    $      0    $        0        $       0
Other (Includes
Personnel Costs of
Those Home Office
Employees Involved in
the Distribution
Effort and the
Travel-related
Expenses Incurred by
the Marketing
Personnel Conducting
Seminars)                 $  322,126    $  284,922    $  240,868   $  221,523    $ 59,280    $  101,565        $  29,225

Totals                    $3,304,259    $3,929,941    $2,501,039   $2,139,212    $561,367    $1,042,604        $ 279,442





                          Minnesota     New Jersey    Ohio         Pennsylvania  Virginia
Category of Expense       Portfolio     Portfolio     Portfolio    Portfolio     Portfolio
-------------------       ---------     ---------     ---------    ---------     ---------
Advertising/ Marketing    $    937      $  1,362      $  1,340     $  1,124      $  2,504

Printing and Mailing
of Prospectuses and
Semi-Annual and Annual
Reports to Other Than

Current Shareholders      $    123      $    174      $    174     $    150      $    337

Compensation to
Underwriters              $ 35,044      $ 51,314      $ 49,883     $ 41,903      $ 93,272

Compensation to
Dealers                   $290,699      $409,675      $406,481     $303,327      $706,662

Compensation to Sales
Personnel                 $ 12,772      $ 19,855      $ 18,640     $ 13,008      $ 31,487

Interest, Carrying or
Other Financing
Charges                   $      0      $      0      $      0     $      0      $      0

Other (Includes
Personnel Costs of
Those Home Office
Employees Involved in
the Distribution
Effort and the
Travel-related
Expenses Incurred by
the Marketing
Personnel Conducting
Seminars)                 $ 36,742      $ 53,799      $ 52,299     $ 43,937      $ 97,631

Totals                    $376,317      $536,179      $528,817     $403,449      $931,893


            Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows for the periods indicated:

                                                  Percentage Per Annum
                     Distribution Services        of the Aggregate
                     Fees for Expenditures        Average Daily Net Assets
Portfolio            Payable to ABI               Attributable to Class B Shares
---------            ----------------------       ------------------------------

National                $ 43,703                         1.00%
New York                $ 78,753                         1.00%
California              $ 14,152                         1.00%
Arizona                 $ 15,370                         1.00%
Massachusetts           $ 18,032                         1.00%
Michigan                $  7,288                         1.00%
Minnesota               $  1,797                         1.00%
New Jersey              $ 15,192                         1.00%
Ohio                    $ 13,303                         1.00%
Pennsylvania            $ 13,676                         1.00%
Virginia                $ 17,918                         1.00%


            During the fiscal year ended October 31, 2013, for the National, New York and California Portfolios, and during the fiscal year ended September 30, 2013, for the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows:


                          National      New York      California   Arizona       Massachusetts
Category of Expense       Portfolio     Portfolio     Portfolio    Portfolio     Portfolio
-------------------       ----------    ----------    ----------   ----------    ----------
Advertising/ Marketing    $    47       $    85       $   15       $    18       $   21

Printing and Mailing
of Prospectuses and
Semi-Annual and Annual
Reports to Other Than
Current Shareholders      $     4       $     5       $    2       $     4       $    3

Compensation to
Underwriters              $ 1,848       $ 3,336       $  597       $   650       $  759

Compensation to
Dealers                   $16,072       $32,330       $4,434       $ 4,062       $5,614

Compensation to Sales
Personnel                 $   148       $   306       $   12       $    10       $    7

Interest, Carrying or
Other Financing
Charges                   $     0       $     0       $    0       $     0       $    0

Other (Includes
Personnel Costs of
Those Home Office
Employees Involved in
the Distribution
Effort and the
Travel-related
Expenses Incurred by
the Marketing
Personnel Conducting

Seminars)                 $ 1,914       $ 3,447       $  617       $   671       $  791

Totals                    $20,033       $39,509       $5,677       $ 5,415       $7,195




                          Michigan      Minnesota     New Jersey   Ohio          Pennsylvania  Virginia
Category of Expense       Portfolio     Portfolio     Portfolio    Portfolio     Portfolio     Portfolio
-------------------       ---------     ---------     ---------    ---------     ---------     ---------
Advertising/ Marketing    $    9        $  0          $   18       $   16        $   16        $   20

Printing and Mailing
of Prospectuses and
Semi-Annual and Annual
Reports to Other Than
Current Shareholders      $    1        $  0          $    4       $    4        $    3        $    3

Compensation to
Underwriters              $  310        $ 76          $  642       $  561        $  576        $  747

Compensation to
Dealers                   $2,500        $553          $4,959       $4,191        $4,508        $5,626

Compensation to Sales
Personnel                 $   14        $  0          $   15       $    7        $   15        $   18

Interest, Carrying or
Other Financing
Charges                   $    0        $  0          $    0       $    0        $    0        $    0

Other (Includes
Personnel Costs of
Those Home Office
Employees Involved in
the Distribution
Effort and the
Travel-related
Expenses Incurred by
the Marketing
Personnel Conducting

Seminars)                 $  320        $ 76          $  668       $  584        $  601        $  785

Totals                    $3,154        $705          $6,306       $5,363        $5,719        $7,199

            Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class C shares were as follows for the periods indicated:


                                                  Percentage Per Annum
                     Distribution Services        of the Aggregate
                     Fees for Expenditures        Average Daily Net Assets
Portfolio            Payable to ABI               Attributable to Class C Shares
---------            ----------------------       ------------------------------

National                $1,672,834                        1.00%
High Income             $2,347,815                        1.00%
New York                $1,006,294                        1.00%
California              $1,013,868                        1.00%
Arizona                 $  345,638                        1.00%
Massachusetts           $  724,386                        1.00%
Michigan                $  268,357                        1.00%
Minnesota               $  219,980                        1.00%
New Jersey              $  366,814                        1.00%
Ohio                    $  434,089                        1.00%
Pennsylvania            $  273,840                        1.00%
Virginia                $  707,850                        1.00%

            During the fiscal year ended October 31, 2013, for the National, High Income, New York and California Portfolios, and during the fiscal year ended September 30, 2013, for the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class C shares were as follows:


Category                  National      High Income   New York     California    Arizona     Massachusetts
of Expense                Portfolio     Portfolio     Portfolio    Portfolio     Portfolio   Portfolio
----------                ---------     ---------     ---------    ---------     ---------   --------------
Advertising/ Marketing    $    1,755    $    2,444    $    1,062   $    1,068    $    385    $     807

Printing and Mailing
of Prospectuses and
Semi-Annual and Annual
Reports to Other Than
Current Shareholders      $      107    $      136    $       68   $       64    $     51    $     103

Compensation to
Underwriters              $   70,012    $   97,790    $   42,182   $   42,536    $ 14,426    $  30,224

Compensation to
Dealers                   $1,584,178    $2,125,913    $  925,030   $1,034,160    $334,774    $ 721,511

Compensation to Sales
Personnel                 $   20,278    $   77,194    $   17,654   $    5,488    $  4,365    $  12,091

Interest, Carrying or
Other Financing
Charges                   $        0    $        0    $        0   $        0    $      0    $       0

Other (Includes
Personnel Costs of
Those Home Office
Employees Involved in
the Distribution
Effort and the
Travel-related
Expenses Incurred by
the Marketing
Personnel Conducting

Seminars)                 $   72,775    $  101,883    $   43,812   $   44,137    $ 15,131    $  31,712

Totals                    $1,749,105    $2,405,360    $1,029,808   $1,127,453    $369,132    $ 796,448





                          Michigan      Minnesota     New Jersey   Ohio          Pennsylvania  Virginia
Category of Expense       Portfolio     Portfolio     Portfolio    Portfolio     Portfolio     Portfolio
-------------------       ---------     ---------     ---------    ---------     ---------     ---------
Advertising/ Marketing    $    303      $    244      $    410     $    484      $    308      $    796

Printing and Mailing
of Prospectuses and
Semi-Annual and Annual
Reports to Other Than
Current Shareholders      $     40      $     33      $     54     $     64      $     40      $    108

Compensation to
Underwriters              $ 11,210      $  9,180      $ 15,309     $ 18,145      $ 11,444      $ 29,595

Compensation to
Dealers                   $310,126      $213,537      $373,873     $421,697      $285,734      $693,053

Compensation to Sales
Personnel                 $  2,703      $  3,203      $  4,876     $  4,037      $  2,700      $  7,112

Interest, Carrying or
Other Financing
Charges                   $      0      $      0      $      0     $      0      $      0      $      0

Other (Includes
Personnel Costs of
Those Home Office
Employees Involved in
the Distribution
Effort and the
Travel-related
Expenses Incurred by
the Marketing
Personnel Conducting
Seminars)                 $ 11,751      $  9,632      $ 16,066     $ 19,014      $ 11,992      $ 30,997

Totals                    $336,133      $235,829      $410,588     $463,441      $312,218      $761,661



            During the fiscal year ended October 31, 2013, for the National, High Income, New York and California Portfolios, and during the fiscal year ended September 30, 2013, for the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, unreimbursed distribution expenses incurred and carried over for reimbursement in future years in respect of the Class B and Class C shares of each Portfolio were as follows:


                                National      High Income    New York    California     Arizona      Massachusetts
Class                           Portfolio     Portfolio      Portfolio   Portfolio      Portfolio    Portfolio
-----                           ---------     ---------      ---------   ---------      ---------    ---------
Class B                         $     0       $     0        $     0     $       0      $     0      $      0
(% of the net assets of               0%            0%             0%            0%           0%            0%
Class B)

Class C                         $76,271       $57,545        $23,514     $ 113,585      $23,496      $ 72,063
(% of the net assets of
Class C)                            .05%          .03%           .03%          .13%         .08%          .11%



                                Michigan      Minnesota      New Jersey   Ohio          Pennsylvania   Virginia
Class                           Portfolio     Portfolio      Portfolio    Portfolio     Portfolio      Portfolio
-----                           ---------     ---------      ---------    ---------     ---------      ---------
Class B                         $     0       $     0        $     0      $     0       $     0        $     0
(% of the net assets of               0%            0%             0%           0%            0%             0%
Class B)

Class C                         $67,777       $15,850        $43,773      $29,351       $38,377        $53,813
(% of the net assets of
Class C)                            .31%          .08%           .13%         .08%          .16%           .09%

Transfer Agency Agreements
--------------------------

            ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares, Class C shares and Advisor Class shares (as applicable) of each Portfolio of the Funds. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares. For the fiscal year ended October 31, 2013 and September 30, 2013, the Fund and the Fund II paid ABIS $508,593 and $224,112, respectively, under the transfer agency agreements.

            ABIS acts as the transfer agent for the Portfolios. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

            Many Portfolio shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries and plan recordkeepers. The Portfolios, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolios, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Portfolios, they are included in your Prospectus in the Portfolio expense tables under "Fees and Expenses of the Portfolios." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in the Portfolios' Prospectus under the heading "Investing in the Portfolios".

            Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund; (ii) for purposes of dividend reinvestment, (iii) through the Portfolio's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------

            Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held one year or more, without any CDSC ("Class C shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. All of the classes of shares of each Portfolio, except the Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of Financial Industry Regulatory Authority and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI. Only the Fund's Portfolios offer Advisor Class shares and the High Income Portfolio does not offer Class B shares.

            Investors may purchase shares of a Portfolio either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Funds are not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Funds' shares may receive differing compensation for selling different classes of shares.

            In order to open your account, each Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If a Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Portfolio Shares
------------------------------------------------

            The Funds' Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that the Portfolios will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive Or Short-Term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Although the Portfolios do not invest in securities of foreign issuers, such investments may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV, ordinarily at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

            The Portfolio may invest in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, and there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.

            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolios seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Portfolios' ability to monitor purchase, sale and exchange activity. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

            o Transaction Surveillance Procedures. The Portfolios, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Portfolio shares, the Portfolios may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

            o Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Portfolios will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

            o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

            Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Portfolio suspends the sale of its shares, shareholders will not be able to acquire those shares, including through an exchange.

            The public offering price of shares of each Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Funds and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the Portfolio Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of each Portfolio are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAVs of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            The Funds will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABIS prior to the Portfolio Closing Time are priced at the NAV computed as of the Portfolio Closing Time (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Portfolio Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Funds or their transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the Portfolio Closing Time, the price received by the investor will be based on the NAV determined as of the Portfolio Closing Time on the Exchange on the next business day.

            A Fund may, at its sole option, accept securities as payment for shares of the Fund, including from affiliates in accordance with the Fund's procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

            Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Portfolio Closing Time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after the Portfolio Closing Time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Portfolio Closing Time on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Portfolio, the Portfolio will not issue stock certificates representing shares of the Portfolio. Ownership of a Portfolio's shares will be shown on the books of the Portfolio's transfer agent.

            Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of CDSC and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Class A, Class B and Class C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $500,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all of their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

Compensation Paid to Principal Underwriter
------------------------------------------

            During the Fund's fiscal years ended October 31, 2011, 2012 and 2013, the aggregate amounts of underwriting commission payable with respect to shares of the National Portfolio were $637,538, $1,504,387 and $1,153,802, respectively. Of these amounts, ABI received the amounts of $0, $1,659 and $3,215, respectively, for the National Portfolio, representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund's fiscal years ended October 31, 2011, 2012 and 2013, the aggregate amounts of underwriting commission payable with respect to shares of the High Income Portfolio were $1,054,209, $3,114,571 and $2,562,294, respectively. Of these amounts, ABI received amounts of $122, $0 and $7,263, respectively, representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund's fiscal years ended October 31, 2011, 2012 and 2013, the aggregate amounts of underwriting commission payable with respect to shares of the New York Portfolio were $803,528, $1,454,296 and $840,255, respectively. Of these amounts, ABI received the amounts of $0, $0 and $16, respectively, for the New York Portfolio, representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund's fiscal years ended October 31, 2011, 2012 and 2013, the aggregate amounts of underwriting commission payable with respect to shares of the California Portfolio were $224,444, $356,758 and $311,166, respectively. Of these amounts, ABI received the amounts of $503, $109, and $310, respectively, for the California Portfolio, representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended September 30, 2011, 2012 and 2013, the aggregate amounts of underwriting commission payable with respect to shares of the Minnesota Portfolio were $92,260, $99,485 and $100,686, respectively. Of these amounts, ABI received the amounts of $145, $246 and $161, respectively, representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended September 30, 2011, 2012 and 2013, the aggregate amounts of underwriting commission payable with respect to shares of the New Jersey Portfolio were $82,769, $115,799 and $110,190, respectively. Of these amounts, ABI received the amounts of $0, $0 and $0, respectively, representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended September 30, 2011, 2012 and 2013, the aggregate amounts of underwriting commission payable with respect to shares of the Ohio Portfolio were $195,007, $132,670 and $114,761, respectively. Of these amounts, ABI received the amounts of $89, $0 and $260, respectively, representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended September 30, 2011, 2012 and 2013, the aggregate amounts of underwriting commission payable with respect to shares of the Pennsylvania Portfolio were $73,504, $96,702 and $69,825, respectively. Of these amounts, ABI received the amounts of $143, $0 and $78, respectively, representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended September 30, 2011, 2012 and 2013, the aggregate amounts of underwriting commission payable with respect to shares of the Michigan Portfolio were $83,769, $130,211 and $88,482, respectively. Of these amounts, ABI received the amounts of $110, $0 and $0, respectively, representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended September 30, 2011, 2012 and 2013, the aggregate amounts of underwriting commission payable with respect to shares of the Massachusetts Portfolio were $140,761, $288,206 and $365,343, respectively. Of these amounts, ABI received the amounts of $60, $520 and $138, respectively, representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended September 30, 2011, 2012 and 2013, the aggregate amounts of underwriting commission payable with respect to shares of the Virginia Portfolio were $205,557, $419,337 and $237,005, respectively. Of these amounts, ABI received the amounts of $782, $377 and $588, respectively, representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended September 30, 2011, 2012 and 2013, the aggregate amounts of underwriting commission payable with respect to shares of the Arizona Portfolio were $129,574, $160,319 and $129,220, respectively. Of these amounts, ABI received the amounts of $0, $0 and $110, respectively, representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            The following table shows the CDSCs received by ABI from each share class during the Portfolios' last three fiscal years or since inception.


                                       Amounts ABI          Amounts ABI           Amounts ABI
                                       Received In          Received In           Received In
Fiscal Year Ended                      CDSCs From           CDSCs From            CDSCs From
September 30         Portfolio         Class A Shares       Class B Shares        Class C Shares
------------         ----------        ---------------      ---------------       ---------------
2013                 National          $ 109,591            $    663              $  9,553
2012                                      23,011               1,199                 8,018
2011                                      45,242               4,930                21,815


2013                 High Income       $ 153,166                 N/A              $ 87,962
2012                                      18,873                 N/A                23,228
2011                                      73,190                 N/A                63,414


2013                 California        $   2,646            $     95              $  7,777
2012                                         981                 389                 5,025
2011                                      13,557               4,245                 3,560


2013                 New York          $  62,284            $  1,632              $ 30,401
2012                                      14,409                 871                 9,108
2011                                      60,193               5,347                23,006


2013                 Minnesota         $   2,270            $      0              $  7,984
2012                                           0                   0                 2,157
2011                                         158                 190                 6,606


2013                 New Jersey        $      63            $     59              $  2,473
2012                                         196                 566                   773
2011                                       1,000               1,728                 4,855


2013                 Ohio              $       0            $      0              $  4,420
2012                                           0                  17                 3,061
2011                                       7,819               2,234                 3,805


2013                 Pennsylvania      $   9,305            $     54              $  4,706
2012                                           0                   0                   438
2011                                       2,163                 742                 1,405


2013                 Michigan          $       0            $     22              $  3,063
2012                                           0                 279                 2,394
2011                                         601               4,798                 2,146



2013                 Massachusetts     $  25,337            $      1              $ 14,094
2012                                           0                 130                 8,047
2011                                      19,001                 334                18,427


2013                 Virginia          $  31,492            $    138              $  9,759
2012                                           0                 278                 2,902
2011                                      21,682               1,148                 5,589


2013                 Arizona           $       0            $    538              $  3,477
2012                                       5,250                 924                 1,659
2011                                       4,490               1,153                 5,057


Class A Shares
--------------

            The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  -------------

                                                                  Discount or
                                                                 Commission to
                                                  As % of      Dealers or Agents
Amount of                     As % of Net       the Public       of up to % of
Purchase                    Amount Invested   Offering Price     Offering Price
--------                    ---------------   --------------     --------------

Up to $100,000                    3.09%          3.00%              3.00%
$100,000 up to $250,000           2.04           2.00               2.00
$250,000 up to $500,000           1.01           1.00               1.00
$500,000 and above                0.00           0.00               0.00


            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge". ABI's commission is the sales charge shown in the Prospectus less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares-Conversion Feature".

            Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of $500,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. Each Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

            (ii) officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "Relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services;

            (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts"; and

            (vi) current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein Mutual Fund from ABI through deposit with ABI of the Distribution check.

Class B Shares
--------------

            Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued
(i) upon the exchange of Class B shares from another AllianceBernstein Fund,
(ii) for purposes of dividend reinvestment, (iii) through the Portfolios' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

            Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Funds will receive the full amount of the investor's purchase payment.

            Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

            For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Contingent Deferred Sales Charge
--------------------------------

            Class B shares which are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $500,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                              Contingent Deferred Sales
                                              Charge for the Portfolios
       Year Since Purchase            as a % of Dollar Amount Subject to Charge
       -------------------            -----------------------------------------

       First                                         3.00%
       Second                                        2.00%
       Third                                         1.00%
       Fourth                                         None

            In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for other Class B shares or purchase of CollegeBoundfund units.

            Proceeds from the CDSC are paid to ABI and are used by the ABI to defray the expenses of ABI related to providing distribution-related services to a Portfolio in connection with the sale of Portfolio shares, such as the payment of compensation to selected dealers and agents for selling Portfolio shares. The combination of the CDSC and the distribution services fee enables a Portfolio to sell shares without a sales charge being deducted at the time of purchase.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan,
(vi) due to the complete termination of a trust upon the death of the trust granter, beneficiary or trustee, but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $500,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Advisor Class Shares
--------------------

            Advisor Class shares of the New York, California and National Portfolios may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary, (iii) officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, Relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i),
(iii) and (iv) under "Class A Shares -- Sales at NAV". Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Portfolios in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B or Class C shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
---------------------------------------------------------------------------

            Each Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Portfolio. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Funds are not responsible for, and have no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

            Class A shares are also available at NAV to group retirement plans. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Class's Rule 12b-1 Plan.

            Class B Shares. Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio's share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at NAV to group retirement plans. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

            The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio (and/or any other AllianceBernstein Mutual Fund) into a single "purchase". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

            Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Blended Style Series, Inc.
     -AllianceBernstein 2000 Retirement Strategy
     -AllianceBernstein 2005 Retirement Strategy
     -AllianceBernstein 2010 Retirement Strategy
     -AllianceBernstein 2015 Retirement Strategy
     -AllianceBernstein 2020 Retirement Strategy
     -AllianceBernstein 2025 Retirement Strategy
     -AllianceBernstein 2030 Retirement Strategy
     -AllianceBernstein 2035 Retirement Strategy
     -AllianceBernstein 2040 Retirement Strategy
     -AllianceBernstein 2045 Retirement Strategy
     -AllianceBernstein 2050 Retirement Strategy
     -AllianceBernstein 2055 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
     -AllianceBernstein Bond Inflation Strategy
     -AllianceBernstein Floating-Rate Strategies Fund -AllianceBernstein Government Reserves Portfolio -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein Limited Duration High Income Portfolio -AllianceBernstein Municipal Bond Inflation Strategy -AllianceBernstein Real Asset Strategy
AllianceBernstein Cap Fund, Inc.
     -AllianceBernstein Dynamic All Market Fund
     -AllianceBernstein Emerging Markets Multi-Asset Portfolio -AllianceBernstein International Discovery Equity Portfolio -AllianceBernstein Market Neutral Strategy - Global -AllianceBernstein Market Neutral Strategy - U.S. -AllianceBernstein Select US Equity Portfolio -AllianceBernstein Select US Long/Short Portfolio -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Core Opportunities Fund, Inc. AllianceBernstein Discovery Growth Fund, Inc.
AllianceBernstein Equity Income Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Risk Allocation Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
     -California Portfolio
     -National Portfolio
     -New York Portfolio
     -AllianceBernstein High Income Municipal Portfolio AllianceBernstein Municipal Income Fund II
     -Arizona Portfolio
     -Massachusetts Portfolio
     -Michigan Portfolio
     -Minnesota Portfolio
     -New Jersey Portfolio
     -Ohio Portfolio
     -Pennsylvania Portfolio
     -Virginia Portfolio
AllianceBernstein Trust
     -AllianceBernstein Discovery Value Fund
     -AllianceBernstein Global Value Fund
     -AllianceBernstein International Value Fund
     -AllianceBernstein Value Fund
AllianceBernstein Unconstrained Bond Fund, Inc.
The AllianceBernstein Portfolios
     -AllianceBernstein Balanced Wealth Strategy
     -AllianceBernstein Conservative Wealth Strategy -AllianceBernstein Growth Fund
     -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Conservative Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
     - Intermediate California Municipal Portfolio
     - Intermediate Diversified Municipal Portfolio
     - Intermediate New York Municipal Portfolio
     - International Portfolio
     - Short Duration Portfolio
     - Tax-Managed International Portfolio

            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.AllianceBernstein.com.

            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner or child under the age of 21 is the participant; and

            (iii) the higher of cost or NAV of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The initial charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AllianceBernstein Mutual Funds. Your accumulated holdings will be calculated as
(a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Portfolio or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. The AllianceBernstein Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of the Portfolio worth $20,000 (for a total cost of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Portfolio at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Under a Portfolio's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Portfolio without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Portfolio shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Portfolio under the following circumstances:

            (a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Strategy's transfer agent as undeliverable; or

            (b)   your checks remain uncashed for nine months.

            Additional shares of the Portfolio will be purchased at the then current NAV. You should contact the Portfolio's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.


            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of the Portfolio.

            Shares of a Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares - General". Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Advisor Class shares, your financial intermediary may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     upfront sales commissions;

            o     Rule 12b-1 fees;

            o     additional distribution support;

            o     defrayal of costs for educational seminars and training; and

            o payments related to providing shareholder record-keeping and/or transfer agency services.

            Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

            For 2014, ABI's additional payments to these firms for distribution services and education support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $22 million. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and education support related to the AllianceBernstein Mutual Funds.

            A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            The Portfolios and ABI also make payments for sub-accounting or shareholder servicing to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Funds - Transfer Agency Agreements" above. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios - Annual Portfolio Operating Expenses" in the Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

            Advisor Group, Inc.
            Ameriprise Financial Services
            AXA Advisors
            Cadaret, Grant & Co.
            CCO Investment Services Corp.
            Commonwealth Financial Network
            Donegal Securities
            Financial Network Investment Company
            JP Morgan Securities
            LPL Financial
            Merrill Lynch
            Morgan Stanley
            Northwestern Mutual Investment Services
            Raymond James
            RBC Wealth Management
            Robert W. Baird
            Santander Securities
            UBS Financial Services
            Wells Fargo Advisors

    ABI expects that additional firms may be added to this list from time to time.

            Although the Portfolios may use brokers and dealers that sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Portfolios". If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. Each Fund has authorized one or more brokers to receive on the Portfolios' behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Portfolios' behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Portfolios.

Redemption
----------

            Subject only to the limitations described below, the Funds' Charter or Agreement and Declaration of Trust requires that the Portfolios redeem the shares of each Portfolio tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after a Portfolio's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Portfolios of securities owned by them is not reasonably practicable or as a result of which it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Funds.

            Payment of the redemption price normally will be made in cash but may be made, at the option of a Portfolio, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Funds containing a request for redemption. The Portfolios may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            To redeem shares of a Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Portfolios with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Portfolio for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Portfolios. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption By Electronic Funds Transfer. Each shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made before the Portfolio Closing Time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption By Check. Each shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before the Portfolio Closing Time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Portfolios reserve the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Funds, the Portfolios, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Portfolios reasonably believe to be genuine. The Portfolios will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Portfolios did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            A Portfolio may redeem shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the Portfolio Closing Time on the Exchange on any day will be executed at the NAV determined as of the Portfolio Closing Time on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to ABI either directly or through a financial intermediary. Neither the Funds nor ABI charge a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The redemption of shares of a Portfolio as described above with respect to financial intermediaries is a voluntary service of the Funds and a Fund may suspend or terminate this practice at any time.

Account Closure
---------------

            Each Portfolio reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Portfolio is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Portfolios". The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement program, your fee-based program or retirement program may impose requirements with respect to the purchase, sale or exchange of shares of the Portfolio that are different from those described herein.

Automatic Investment Program
----------------------------

            Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the program prior to January 31, 2009.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

            You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Portfolio for Advisor Class shares of the Portfolio or Class C shares of the Fund for Class A shares of the Portfolio. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Portfolio Closing Time on that day.

            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Portfolio for Advisor Class shares or Class C shares for Class A shares of the same Portfolio, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before the Portfolio Closing Time, on a Fund business day. Telephone requests for exchange received before the Portfolio Closing Time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

            None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Funds reasonably believe to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Funds did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Funds' independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036 as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to Class A and Class C Shareholders Only
------------------------------------------------------------------------

Checkwriting
------------

            A new Class A or Class C investor may fill out the Signature Card which is included in the Mutual Fund Application to authorize the Funds to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Funds by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Funds and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

            When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Funds to redeem, at the NAV next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------

            The NAV of each Portfolio is computed at the close of regular trading on each day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

            Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Portfolios' pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value a Portfolio's assets on behalf of the Portfolio.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:

            (a) an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the NASDAQ Stock Exchange ("NASDAQ")), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

            (b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price. An OTC equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

            (c) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;

            (d) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (e) a listed right is valued at the last traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

            (f) a listed warrant is valued at the last traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

            (g) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

            (h) U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity are generally valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by an independent pricing vendor, if a market is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity if the original term to maturity exceeded 60 days. The Adviser is responsible for monitoring whether any circumstances have incurred that indicate that the use of the amortized cost method for any security is not appropriate due to such factors as, but not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates;

            (i) a fixed-income security is typically valued on the basis of bid prices provided by a pricing vendor when the Adviser reasonably believes that such prices reflect the market value of the security. In certain markets the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when the approved pricing vendors normally provide mid prices, reflecting the convention of the particular markets. The prices provided by a pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such securities on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;

            (j) bank loans are valued on the basis of bid prices provided by a pricing vendor;

            (k) bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Valuation Committee that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;

            (l) whole loans: residential and commercial mortgage whose loans and whole loan pools are market priced by an approved vendor;

            (m) forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., non deliverable forward "NDF") rate is available, the Adviser will use the offshore (NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (n) swap pricing: Various approved external vendors are used to obtain pricing information and analysis. This information is placed into various pricing models (depending on the type of derivative) to devise a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

            (o) interest rate caps, floors and swaptions are valued at the present value of the terms of theagreements, which is provided by approved vendors; and

            (p) open-end mutual funds are valued at the closing NAV per share and closed-end funds and exchange-traded funds are valued at the closing market price per share.

            Each Portfolio values its securities at their current market value determined on the basis of market quotations as set forth above or, if market quotations are not readily available (including restricted securities) or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Boards. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based on factors such as, but not limited to, information obtained by contacting the issuer or analysts or by analysis of the issuer's financial statements. The Portfolios may value these securities using fair value prices based on independent pricing services. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Subject to their oversight, the Boards have delegated responsibility for valuing each Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Boards, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

            Each Portfolio's Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of plans adopted by the Funds in accordance with Rule 18f-3 under the 1940 Act.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

General
-------

            Each Portfolio of each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

            Until the Directors or Trustees otherwise determine, each income dividend and capital gains distribution, if any, declared by a Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Funds at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

            Capital gains realized by a Portfolio during the Portfolio's taxable year will be distributed; however the Portfolio may retain any long-term capital gains realized by the Portfolio if this is determined by the Directors or Trustees to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class A, Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

            The information set forth in the Prospectus and the following discussion relates generally to federal income taxes on dividends and distributions by each Portfolio of the Funds and assumes that each Portfolio of the Funds qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

            Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

            For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio are not subject to federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement. Insurance proceeds received by a Portfolio under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Funds.

            Substantially all of the dividends paid by the Funds are anticipated to be exempt from federal income taxes. See, however, "Investment Policies and Restrictions--Alternative Minimum Tax" above. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

            Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since each Portfolio's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at the same preferential tax rates applicable to long-term capital gains. Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective such shareholder's holding period in his or her shares.

            If a Portfolio's distributions exceed its income and capital gains realized in any year and the Portfolio has current and accumulated earnings and profits for federal income tax purposes, then all or a portion of those distributions may be treated as ordinary income to shareholders for federal income tax purposes.

            Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Funds with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            If a shareholder holds shares for six months or less and during that time receives a distribution of long-term capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period on the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Portfolios. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method, then a Portfolio's default cost basis calculation method, which is currently the Average Cost method, will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

United States Federal Income Taxation of the Portfolios
-------------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

            Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            With respect to OTC options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

            Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

            Zero-coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero-coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero-coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

State Taxation of the Portfolios
--------------------------------

            California Portfolio. It is anticipated that substantially all of the dividends paid by the California Portfolio will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.

            New York Portfolio. It is anticipated that substantially all of the dividends paid by the New York Portfolio will be exempt from New York State and New York City personal and fiduciary income taxes. Dividends will be so exempt to the extent that they are exempt from regular federal income tax and attributable to interest from New York municipal securities or U.S. Government Securities. Distributions of capital gains will be subject to New York State and New York City personal and fiduciary income taxes. Interest on indebtedness incurred to buy or carry shares of the New York Portfolio generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the New York State franchise tax and the New York City general corporate tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

            Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Arizona Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Arizona municipal securities or U.S. Government securities. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Arizona income tax is not deductible for purposes of Arizona income tax.

            Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Massachusetts Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest derived from Massachusetts municipal securities or U.S. Government securities. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the Massachusetts personal and fiduciary income taxes. Distributions to corporate shareholders are subject to the Massachusetts corporate excise tax.

            Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Michigan Portfolio will be exempt from Michigan income taxes. Dividends will be exempt from such taxes to the extent that they are derived from Michigan municipal securities and U.S. Government securities. Dividends exempt from Michigan income tax are also exempt from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gain distributions, are subject to Michigan income taxes.

            Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Minnesota Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Portfolio dividends will be exempt from these taxes to the extent that they are derived from Minnesota municipal securities, provided that at least 95% of the federal exempt-interest dividends paid by the Portfolio during its fiscal year are derived from Minnesota municipal securities. Distributions of capital gains from the Minnesota Portfolio will be subject to Minnesota and fiduciary incomes taxes and certain taxpayers may also be subject to the Minnesota alternative minimum tax ("AMT") on distributions attributable to the AMT-Subject bonds in which the Portfolio invests. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Minnesota income tax will not be deductible for Minnesota income tax purposes. Distributions to corporate shareholders are subject to Minnesota franchise tax.

            New Jersey Portfolio. It is anticipated that substantially all distributions paid by the New Jersey Portfolio to individuals and fiduciaries will be exempt from the New Jersey income tax, provided the Portfolio is a New Jersey "qualified investment fund". Distributions of dividends and capital gains will be exempt from such taxes to the extent derived from New Jersey or U.S. Government securities provided, among other things, that the Portfolio invests only in interest bearing obligations, obligations issued at a discount, and cash items including receivables and financial options, futures, forward contracts and other similar financial instruments related to such obligations or to bond indices related thereto. In addition, at least 80% of the aggregate principal amount of the Portfolio's investments, excluding cash and cash items and financial options and similar financial instruments described above, must be invested in New Jersey municipal securities or U.S. Government securities at the close of each quarter of the tax year. Net gains or income derived from the disposition of securities which evidence ownership in a "qualified investment fund" are excluded from gross income. Distributions to corporate shareholders are subject to New Jersey corporation business (franchise) tax.

            Ohio Portfolio. It is anticipated that substantially all of the distributions of income and capital gains paid by the Ohio Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and that such distributions will not be includible in the net income tax base of the Ohio corporate franchise tax. Distributions will be so exempt to the extent that they are derived from Ohio municipal securities, provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Ohio Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

            Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Pennsylvania Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and the Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Pennsylvania municipal securities and U.S. Government securities. Distributions of capital gain from the Portfolio are subject to Pennsylvania individual, fiduciary and corporate income taxes, but are not taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax (scheduled to expire on December 31, 2015).

            Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Virginia Portfolio will be exempt from Virginia individual, estate, trust and corporate income taxes. Dividends will be exempt to the extent that they are either (i) exempt from regular federal income tax and attributable to interest from Virginia municipal securities, or obligations issued by Puerto Rico, the U.S. Virgin Islands or Guam, or (ii) attributable to interest on U.S. Government securities, provided that the Portfolio qualifies as a regulated investment company under the Code and at the end of each quarter of its taxable year at least 50% of the value of the Portfolio's total assets consist of obligations whose interest is exempt from Federal income tax. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred (directly or indirectly) to purchase or carry shares of the Virginia Portfolio generally will not be deductible for Virginia income tax purposes.

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                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of the Boards, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for each of the Portfolios. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

            Most transactions for the Portfolios, including transactions in listed securities, are executed in the OTC market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Portfolios will be principal transactions at net prices and the Portfolios will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and ask price.

            No Portfolio has an obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of a Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Portfolios. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreements, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

            Neither the Portfolios nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Portfolio, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Portfolio. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts but not all such services may be used by the Adviser in connection with the Portfolio.

            Investment decisions for a Portfolio are made independently from those of other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Portfolio or one more of such other investment companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly, when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases, this system may adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. Allocations are made by the officers of the Funds or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

            The Portfolios did not pay any brokerage commissions for the past three fiscal years.

            The Portfolios may, from time to time, place orders for the purchase or sale of securities with SCB & Co., an affiliate of the Adviser (the "Affiliated Broker"). In such instances the placement of orders with such broker would be consistent with the Portfolios' objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Broker is an affiliate of the Adviser. With respect to orders placed with the Affiliated Broker for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as a Portfolio), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Portfolios paid no brokerage commissions to the Affiliated Broker during the three most recent fiscal years.

Disclosure of Portfolio Holdings
--------------------------------

            The Funds believe that the ideas of the Adviser's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Funds also believe that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of a Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.

            Each Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser generally posts on the website a complete schedule of the Portfolios' securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Portfolios hold, a summary of the Portfolios' top ten holdings (including name and the percentage of each Portfolio's assets invested in each holding), and a percentage breakdown of the Portfolios' investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Funds. In addition, the Adviser may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Funds' service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that each Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Funds' Boards on a quarterly basis. If the Directors or Trustees determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Portfolio's portfolio holdings: (i) the Funds' independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Funds' custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

            Municipal Income Fund
            ----------------------

            The Fund is a Maryland corporation organized in 1987. Effective March 31, 2003, the Fund changed its name from Alliance Municipal Income Fund, Inc. to AllianceBernstein Municipal Income Fund, Inc.

            All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of a Portfolio is entitled to one vote for all purposes, except that, if approved by the Board and pursuant to the issuance of an exemptive order from the SEC, each holder of stock may be entitled one vote for each dollar of NAV per share of a class. Shares of all series vote for the election of Directors and on any other matter that affects all Portfolios in substantially the same manner as a single series, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series. The Board may determine whether an issue pertains only to a one class or a particular series where it is not otherwise specified by law. There are no conversion or pre-emptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series or class may not be modified except by the vote of a majority of the aggregate number of shares entitled to be cast such series.

            Municipal Income Fund II
            -------------------------

            The Fund II is a Massachusetts business trust organized in 1993. Effective March 31, 2003, the Fund II changed its name from Alliance Municipal Income Fund II to AllianceBernstein Municipal Income Fund II.

            Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder of that Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio of which he or she was a shareholder would be unable to meet its obligations.

            Both Funds
            -----------

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. The Funds is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Portfolios, and additional classes of shares within each Portfolio. If an additional portfolio or class were established in a Portfolio, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Portfolios has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of a Portfolio bears its own distribution expenses and Class B and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to the Funds' Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

            The Boards are authorized to issue and sale shares of a Portfolio and reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and applicable law.

Principal Holders
-----------------

            The following is a list of all persons who owned of record or beneficially 5% or more of each class or shares of each Portfolio as of January 10, 2014.

                                                 NO. OF SHARES       % OF
NAME AND ADDRESS                                 OF CLASS            CLASS
----------------                                ---------           ------

NATIONAL PORTFOLIO
------------------

CLASS A SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           5,606,288          8.56%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          5,946,600          9.07%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                5,224,630          7.97%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                3,939,306          6.01%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           5,756,883          8.79%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                             9,370,428         14.30%

CLASS B SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                              44,090         13.96%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                                29,897          9.47%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             34,722         11.00%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                   38,777         12.28%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                              56,234         17.81%

CLASS C SHARES:
--------------

First Clearing, LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           1,684,330         11.55%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          4,175,706         28.65%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                1,473,189         10.11%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           1,335,280          9.16%

Raymond James
Omnibus For Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                          835,090          5.73%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                             1,139,421          7.82%

ADVISOR CLASS SHARES:
--------------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                         1,971,819         11.79%

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           1,825,586         10.92%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          3,070,475         18.36%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                2,800,606         16.75%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                        5,518,923         33.00%

HIGH INCOME PORTFOLIO
---------------------

CLASS A SHARES:
---------------

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          6,496,130         11.26%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                9,047,655         15.69%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           5,971,521         10.35%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                            14,621,225         25.35%

CLASS C SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           4,072,088         20.00%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          4,762,263         23.39%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                4,805,671         23.60%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                          1,087,105          5.34%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                        1,271,396          6.24%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                             1,623,547          7.97%

ADVISOR CLASS SHARES:
--------------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           4,456,599         10.96%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          8,832,524         21.71%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                5,692,873         14.00%

NEW YORK PORTFOLIO
------------------

CLASS A SHARES:
--------------

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                             7,531,144         15.74%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                             2,992,657          6.25%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484                         2,607,343          5.45%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ  07311                               2,574,268          5.38%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                7,400,002         15.47%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                          10,377,559         21.69%

CLASS B SHARES:
--------------

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                               124,319         21.86%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                                33,334          5.86%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             81,073         14.25%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                   42,948          7.55%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                              64,348         11.31%

Vitzeslav R. Rafaelov &
Yori Rafaelov JTWROS
242 East 7th Street
Brooklyn, NY  11218-2611                                37,969          6.68%

CLASS C SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                             682,766          8.22%

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                             1,917,053         23.08%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          1,134,384         13.66%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  518,779          6.25%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ  07310                                 441,631          5.32%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           2,196,951         26.45%

ADVISOR CLASS SHARES:
--------------------

First Clearing, LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                             223,204         13.34%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                               189,917         11.35%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            415,413         24.84%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  331,782         19.84%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             398,207         23.81%

CALIFORNIA PORTFOLIO
--------------------

CLASS A SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           6,697,299         15.69%

MLPF&S
For the Sole Benefit of its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          6,071,956         14.23%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                5,559,407         13.03%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           4,079,611          9.56%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                             2,604,382          6.10%

CLASS B SHARES:
---------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                              11,167         11.90%

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                                22,431         23.89%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                              5,596          5.96%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                   28,426         30.28%

Raymond James
Omnibus For Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                            6,079          6.48%

CLASS C SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                             877,147         10.90%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          2,307.554         28.67%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                1,464,755         18.20%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             801,287          9.95%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                               530,107          6.59%

ADVISOR CLASS SHARES:
---------------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                             589,673         17.33%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                               265,522          7.80%

MLPF&S
For the Sole Benefit of its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            843,331         24.79%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                1,379,065         40.53%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             218,662          6.43%

ARIZONA PORTFOLIO
-----------------

CLASS A SHARES:
---------------

Edward D. Jones & Co.
For the Benefit of Customers
12555 Manchester Road
Saint Louis, MO  63131-3729                            629,578          5.75%

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                           1,790,214         16.35%

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                             2,407,039         21.98%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          1,277,458         11.67%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  644,029          5.88%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           1,002,946          9.16%

CLASS B SHARES:
---------------

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                                44,936         62.55%

RBC Capital Markets LLC
Mutual Fund Omnibus Processing
Omnibus
Attn: Mutual Fund Ops Manager
510 Marquette Avenue S.
Minneapolis, MN  55402-1110                              5,197          7.23%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                               3,783          5.27%

CLASS C SHARES:
---------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                            452,785         16.12%

JPMorgan Clearing Corp. Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                               354,268         12.61%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            398,545         14.19%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  349,560         12.44%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                          169,802          6.04%

RBC Capital Markets LLC
Mutual Fund Omnibus Processing
Omnibus
Attn: Mutual Fund OPS Manager
510 Marquette Ave. S
Minneapolis, MN  55402-1110                            150,250          5.35%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ  07086-6761                              140,726          5.01%

MASSACHUSETTS PORTFOLIO
-----------------------

CLASS A SHARES:
---------------

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          2,413,991         13.19%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                1,331,396          7.27%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                5,909,964         32.28%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           1,638,887          8.95%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ  07086-6761                            1,154,215          6.31%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             46,911         36.27%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                   16,385         12.67%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                   21,171         16.37%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                              19,595         15.15%

Tariq J Hashmi &
Lubna Hashmi JTWROS
47 Pineridge Dr.
Westfield, MA 01085-4544                                 8,415          6.51%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          1,078,918         18.50%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  354,210          6.08%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                1,081,169         18.54%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             874,370         15.00%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                               378,429          6.49%

MICHIGAN PORTFOLIO
------------------

CLASS A SHARES:
---------------

Edward D. Jones & Co.
For the Benefit of Customers
12555 Manchester Rd.
Saint Louis, MO  63131-3729                            285,268          5.83%

First Clearing, LLC
Special Custody Account for the Exclusive Benefit
of Customer
2801 Market St.
Saint Louis, MO  63103-2523                            474,336          9.70%

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                               642,853         13.14%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                               268,556          5.49%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            405,734          8.29%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  337,903          6.91%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             496,508         10.15%

CLASS B SHARES:
--------------

Cheryle A. Diehl and Alton V. Obrecht as
TTEES of the Obrecht Fam. Tr.
U/A DTD 4-27-09
17618 E. Kirkwood Drive
Clinton Twp., MI  48038-1209                             2,782          6.18%

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                                 3,084          6.84%

Leslie W. Neinas TTEE
Linda C. Luke TTEE
einas Fam. Rev. Liv. Tr.
UA DTD 11/05/2004
47762 N. Shore Dr.
Belleville, MI 48111-2231                               16,555         36.75%

Michael B. Maxwell &
Ruth A. Maxwell
JTWROS TOD/DE
2273 Tamara Rd., NW
Kalkaska, MI 49646-8941                                  4,885         10.84%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                              3,317          7.36%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                               4,488          9.96%

CLASS C SHARES:
--------------

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                               209,229          9.39%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            316,566         14.21%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ  07311                                 121,808          5.47%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ  07310                                 113,468          5.09%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             153,230          6.88%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                          293,699         13.18%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                               152,380          6.84%

MINNESOTA PORTFOLIO
-------------------

CLASS A SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                            641,110          8.99%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           1,359,202         19.06%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
4999 Washington Boulevard, 4th Floor
Jersey City, NJ  07310                                 416,862          5.85%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                          375,013          5.26%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                               567,570          7.96%

CLASS B SHARES:
--------------

Charles Schwab & Co.
For the Exclusive Benefit
of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                             3,120         24.58%

Judith Jorgensen
7314 Landau Drive
Bloomington, MN  55438-2308                                797          6.28%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                                937          7.38%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                    5,787         45.58%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                               1,179          9.29%

CLASS C SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                            322,086         17.13%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            121,948          6.48%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             283,896         15.10%

RBC Capital Markets LLC
Mutual Fund Omnibus Processing
Omnibus
Attn: Mutual Fund Ops Manager
510 Marquette Ave. S
Minneapolis, MN 55402-1110                             172,309          9.16%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ  07086-6761                              204,565         10.88%

NEW JERSEY PORTFOLIO
--------------------

CLASS A SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                          1,230,252         10.39%

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                               596,848          5.04%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          1,233,243         10.41%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                1,590,877         13.43%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                2,245,221         18.96%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             967,496          8.17%

CLASS B SHARES:
---------------

Charles Schwab & Co.
For the Exclusive Benefit
of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                            14,284         13.94%

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                               9,179          8.96%

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                                14,257         13.91%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             22,276         21.74%

Patricia Barrett
131 East Magnolia Ave.
Maywood, NJ 07607-1945                                  12,239         11.94%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                              12,586         12.28%

CLASS C SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                            798,267         23.21%

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                               389,144         11.32%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            945,265         27.49%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  263,888          7.67%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                  193,174          5.62%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             222,480          6.47%

OHIO PORTFOLIO
--------------

CLASS A SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                          1,548,157         14.67%

JPMorgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Dept.
Brooklyn, NY  11245-0001                               838,069          7.94%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA  92150-9046                              736,837          6.98%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            882,001          8.36%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  728,776          6.90%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                  874,989          8.29%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           1,536,123         14.55%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ  07086-6761                              606,709          5.75%

CLASS B SHARES:
--------------

JPMorgan Clearing Corp. Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Center
Brooklyn, NY  11245-0001                                14,495         17.53%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                                18,842         22.79%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             17,099         20.68%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                   13,688         16.55%

CLASS C SHARES:
---------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                            463,794         11.97%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            684,661         17.68%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  219,227          5.66%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                  285,261          7.36%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             394,906         10.20%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                               635,149         16.40%

PENNSYLVANIA PORTFOLIO
----------------------

CLASS A SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                            967,648         11.09%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  723,272          8.29%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                1,709,544         19.60%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             692,446          7.94%

CLASS B SHARES:
--------------

Arthur L. Altemose Jr. TTEE
Margaret B. Altemose TTEE
Altemose Living Trust
UA DTD 07/20/1998
1500 Princeton Avenue
Williamsport, PA  17701-1307                             5,747          6.45%

Glenn A. Salisbury &
Diana K. Salisbury JTWROS
910 Spring Circle
Mechanicsburg, PA  17055-4054                            6,209          6.96%

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                             11,512         12.91%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                              8,497          9.53%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                               8,712          9.77%

CLASS C SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                            733,169         31.16%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            444,295         18.89%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  205,485          8.73%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                               128,773          5.47%

VIRGINIA PORTFOLIO
------------------

CLASS A SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                          2,402,892         13.79%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                             1,423,879          8.17%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          3,492,351         20.04%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                1,344,992          7.72%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                1,072,526          6.16%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           1,017,350          5.84%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ  07086-6761                            1,047,644          6.01%

CLASS B SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                             32,230         27.18%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046                                13,569         11.44%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             18,713         15.78%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                   29,304         24.71%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                               8,090          6.82%

CLASS C SHARES:
--------------

First Clearing, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                          1,051,310         18.95%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                          1,705,171         30.74%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                  601,589         10.85%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310                                  322,017          5.81%

Custodian and Accounting Agent
------------------------------

            State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, acts as custodian for the securities and cash of the Funds but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreements between the Funds and ABI, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New York, NY.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Funds, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

            The Funds have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

            Information regarding how each Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2013 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

            The financial statements of AllianceBernstein Municipal Income Fund, Inc. for the fiscal year ended October 31, 2013, and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report, dated October 31, 2013, was filed on Form N-CSR with the SEC on January 8, 2014.

            The financial statements of AllianceBernstein Municipal Income Fund II for the fiscal year ended September 30, 2013, and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund II's annual report. The annual report, dated September 30, 2013, was filed on Form N-CSR with the SEC on December 9, 2013.

            The annual reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------

                                  APPENDIX A:
                       BOND AND COMMERCIAL PAPER RATINGS

--------------------------------------------------------------------------------

Securities Ratings
------------------

            The ratings of fixed-income securities by NRSROs including Standard & Poor's, Moody's, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

            The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for a Portfolio, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

            Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Standard & Poor's Bond Ratings
------------------------------

            A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

            Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

            The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings
--------------------

            Excerpts from Moody's description of its municipal bond ratings: Aaa
- judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans
--------------------------

            Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

            S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay principal and interests will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper
-----------------------------------------------

            "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Ratings
-------------

International Long-Term Credit Ratings
--------------------------------------

Investment Grade
----------------

            AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

            AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

            A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

            BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade
-----------------

            BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

            B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

            CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

            DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

            Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Fitch Ratings
-------------

International Short-Term Credit Ratings
---------------------------------------

            F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

            F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

            F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

            B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

            C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

            D - Default. Denotes actual or imminent payment default.

            Notes to Long-term and Short-term ratings:

            "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

            'NR' indicates that Fitch does not rate the issuer or issue in question.

            'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

            Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

            A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions
---------------------------

            While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements
------------------------------

            For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s): Municipal Securities" in the Prospectus.

--------------------------------------------------------------------------------

                                  APPENDIX B:
             STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.    INTRODUCTION

            As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment.

            We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our Proxy Committee may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

            This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.    PROXY POLICIES

            Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

            This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.  Corporate Governance

            We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on boards and key committees. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.  Elections of Directors

            Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.  Appointment of Auditors

            AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.  Changes in Legal and Capital Structure

            Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.  Corporate Restructurings, Mergers and Acquisitions

            AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.  Proposals Affecting Shareholder Rights

            AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.  Anti-Takeover Measures

            AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.  Executive Compensation

            AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.  ESG

            We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

            Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.    PROXY VOTING PROCEDURES

3.1.  Engagement

            In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committee may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committee may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

3.2.  Conflicts of Interest

            AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the Proxy Committee and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committee taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the Chair of the Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

            Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committee takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.  Proxies of Certain Non-U.S. Issuers

            Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

            AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets, administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein's voting instructions.

3.4.  Loaned Securities

            Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.  Proxy Committee

            We have formed a Proxy Committee, which includes investment professionals from both our growth and value equities teams, which is directly involved in the decision-making process to ensure that our votes are guided by the investment professionals who are most familiar with a given company. The Proxy Committee establishes general proxy policies for AllianceBernstein and considers specific proxy voting matters as necessary. The Proxy Committee periodically reviews these policies and new types of environmental, social and governance issues, and decides how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the Proxy Committee will evaluate the proposal. In addition, the Proxy Committee, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues.

            Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committee making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committee always votes proxies with the goal of maximizing the value of the securities in client portfolios.

            It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed in section 3.2), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

            Members of the Proxy Committee include senior investment personnel and representatives of the Legal and Compliance Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

            Proxy Committee
            Vincent DuPont:  SVP-Equities
            Linda Giuliano:  SVP-Equities
            Stephen Grillo:  VP-Equities
            David Lesser:    VP-Legal
            Mark Manley:     SVP-Legal
            Andrew Weiner:   SVP-Equities


3.6.  Proxy Voting Records

            You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

                                                                         Exhibit


                         Statement of Policy Regarding
                             Responsible Investment
                     Principles for Responsible Investment,
                    ESG, and Socially Responsible Investment

1. Introduction
AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI") incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG
Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI
In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee
Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley:          SVP-Fixed Income, New York
Alex Chaloff:         SVP-Private Client, Los Angeles
Nicholas Davidson:    SVP-Value, London
Kathy Fisher:         SVP-Private Client, New York
Linda Giuliano:       SVP-Equities, New York
Christopher Kotowicz: VP-Growth, Chicago
David Lesser:         VP-Legal, New York
Mark Manley:          SVP-Legal, New York
Takuji Oya:           VP-Growth, Japan
Guy Prochilo:         SVP-Institutional Investments, New York
Nitish Sharma:        VP-Institutional Investments, Australia
Liz Smith:            SVP-Institutional Investments, New York
Willem Van Gijzen:    VP-Institutional Investments, Netherlands